THE ELITE GROUP
1325 4th Avenue, Suite 1744
Seattle, Washington 98101

Dear Shareholder:

As I have explained in previous communications, my pending retirement has made it necessary for me to find a buyer for McCormick Capital Management, Inc., the investment adviser to The Elite Group.

On September 27, 2012, at the offices of The Elite Group and McCormick Capital Management, Inc. at 1325 Fourth Ave., Suite 1744, Seattle, Washington, we will hold a special meeting of shareholders of both The Elite Growth & Income Fund and The Elite Income Fund (together, the “Elite Funds”) commencing at 8:00 a.m.  The purpose of the meeting is to consider and approve a proposed reorganization whereby the Elite Growth & Income Fund and the Elite Income Fund will be reorganized into the Cutler Equity Fund and the Cutler Income Fund, respectively (together, the “Cutler Funds”).  If the reorganization is approved and completed, you will become a shareholder of the Cutler Funds.

Cutler Investment Counsel, LLC (“Cutler”) is a Securities and Exchange Commission registered investment adviser and is the investment adviser to the Cutler Funds.  Cutler was founded in 1977 in Los Angeles, California and reorganized in Oregon in 2003.  The Board of Trustees of The Elite Group selected Cutler after a rigorous and competitive search.  In particular, the Trustees were attracted to Cutler’s consistent investment performance and philosophy, ability to manage the Cutler Funds in a similar style with comparable standards of quality maintained by The Elite Group, and the emphasis on dividend-paying stocks in the Cutler Equity Fund.

Additionally, Cutler’s Chief Investment Officer currently maintains an office in Bellevue, Washington and will relocate to the Elite Group’s office in downtown Seattle and maintain the office staff, providing continuity in client services for the Elite Group’s shareholders.  To ensure a smooth transition, I will continue to maintain a presence in our Seattle office and will be available as needed.  Shareholders also will benefit from operational efficiencies and economies of scale that are expected to arise from the reorganization.  Together with fee reductions resulting from the reorganization (described in further detail in the enclosed Prospectus/Proxy Statement), we anticipate lower net expenses for all shareholders.

As a shareholder of either or both of the Elite Group funds, you will be asked to vote on an Agreement and Plan of Reorganization at the special meeting of shareholders to take place on September 27, 2012.  The Elite Groups Board of Trustees believes that this transaction is in the best interests of the Elite Funds’ shareholders and has unanimously recommended that shareholders vote “FOR” the proposal.

It is important that you vote as soon as possible.  There is a separate proxy ballot for each of the two Elite Funds.  If you own both funds, you must vote both proxies separately.

1.	Vote by Mail. You may cast your vote by mail by signing, dating, and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

2.	Vote by Telephone. You may cast your vote by telephone by calling the toll free number 1-800-423-1068. Please have your proxy materials, including the control number on your proxy card, available.

Your vote is important no matter how many shares you own.  Please take this opportunity to vote.  If you have questions, please do not hesitate to call the Seattle office at 1-800-423-1068. Thank you for your participation and for your continued confidence in us.

Respectfully,

Dick McCormick
President, The Elite Group

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 27, 2012

The Elite Group
Elite Growth & Income Fund

To Shareholders of Elite Growth & Income Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Elite Growth & Income Fund, a series of The Elite Group, will be held at 8:00 a.m. Pacific Time on September 27, 2012, at the offices of The Elite Group and McCormick Capital Management, Inc. at 1325 Fourth Ave., Suite 1744, Seattle, Washington, to consider and vote on the following:

1.  Approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of the Elite Growth & Income Fund to the Cutler Equity Fund (“Cutler Equity Fund”) in exchange for shares of the Cutler Equity Fund and the assumption by Cutler Equity Fund of the known liabilities of the Elite Growth & Income Fund, and the distribution of such shares to shareholders in complete liquidation of the Elite Growth & Income Fund, all as described in the attached Prospectus/Proxy Statement.

2.  To transact any other business that may properly come before the Meeting or any postponement or adjournment thereof.

The proposed reorganization is described in the attached Prospectus/Proxy Statement. The form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement.

The Board of Trustees of The Elite Group has fixed the close of business on July 25, 2012 as the record date for the Meeting.  Shareholders of record on that date are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Trustees,

Dick McCormick
President, The Elite Group

August 29, 2012

Your vote is important. Please fill in, date, sign and return the enclosed proxy card promptly in the enclosed postage-paid envelope whether or not you plan to be present at the meeting.  You can also vote by telephone by calling 1-800-423-1068. you may still vote in person if you attend the meeting.

PROSPECTUS/PROXY STATEMENT
August 29, 2012

Acquisition of the Assets and Liabilities of

The Elite Growth & Income Fund (ELGIX)
a series of
The Elite Group
1325 4th Avenue, Suite 1744
Seattle, Washington 98101
(1-800-423-1068)

By and in Exchange for Shares of

Cutler Equity Fund (CALEX)
a series of
The Cutler Trust
525 Bigham Knoll
Jacksonville, Oregon 97530
(1-888-288-5374)

This Prospectus/Proxy Statement is being furnished to shareholders of The Elite Growth & Income Fund, a series of The Elite Group (also referred to as the “Elite Trust”), in connection with a Meeting of Shareholders of the Elite Growth & Income Fund (the “Meeting”) to be held at 8:00 a.m. Pacific Time on September 27, 2012, at the offices of the Elite Group set forth above.  At the Meeting, shareholders of the Elite Growth & Income Fund will be asked to approve the Agreement and Plan of Reorganization pursuant to which the Elite Growth & Income Fund will be reorganized into Cutler Equity Fund (“Cutler Equity Fund”), a series of The Cutler Trust, a Delaware business trust (the “Reorganization”). The Elite Growth & Income Fund and the Cutler Equity Fund are referred to herein collectively as the “Funds” and individually as a “Fund.”

TABLE OF CONTENTS

I.	General Information	3
II.	Introduction	5
III.	Questions and Answers Regarding the Reorganization	5
IV.	Proposal: Reorganization of the Elite Growth & Income Fund into the Cutler Equity Fund	15
V.	Other Information	19
VI.	Voting Information	20
VII.	Financial Statements and Experts	22
VIII.	Legal Matters	22
IX.	Information Filed with the Securities and Exchange Commission	22
Appendix A	Agreement and Plan of Reorganization	A-1
Appendix B	Comparison of Investment Objectives, Principal Strategies and Risks	B-1
Appendix C	Comparison of Organizational Documents	C-1
Appendix D	Comparison of Fundamental and Non-Fundamental Investment Policies	D-1

I.	GENERAL INFORMATION

This Prospectus/Proxy Statement concisely sets forth information you should know before voting on the following proposal:

Proposal	To be voted on by:
Approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of the Elite Growth & Income Fund to the Cutler Equity Fund in exchange for shares of the Cutler Equity Fund and the assumption by Cutler Equity Fund of the known liabilities of the Elite Growth & Income Fund, and the distribution of such shares to shareholders in complete liquidation of the Elite Growth & Income Fund, all as described in this Prospectus/Proxy Statement.
Shareholders of the Elite Growth & Income Fund

Please read this Prospectus/Proxy Statement carefully and keep it for future reference.  This Prospectus/Proxy Statement and related proxy materials are first being made available to shareholders on or about August 29, 2012.  Shareholders of record as of the close of business on July 25, 2012 are entitled to vote at the Meeting and any adjournments thereof.

Additional information concerning each Fund and the Reorganization is contained in the Prospectus of the Cutler Equity Fund, dated November 1, 2011, as supplemented from time to time, which accompanies this Prospectus/Proxy Statement and in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”) and are hereby incorporated by reference into this Prospectus/Proxy Statement.

Information about Elite Growth & Income Fund	How to Obtain this Information
Prospectus of the Elite Growth & Income Fund, dated February 1, 2012, as supplemented from time to time.	Copies are available upon request and without charge if you: Visit www.elitefunds.com on the Internet; or
Statement of Additional Information of the Elite Growth & Income Fund, dated February 1, 2012, as supplemented from time to time.	Write to the Elite Funds 1325 4th Avenue, Suite 1744 Seattle, Washington 98101; or
Audited financial statements and related report of independent registered public accounting firm of the Elite Growth & Income Fund for the fiscal year ended September 30, 2011.	Call 1-800-423-1068.
Unaudited financial statements of the Elite Growth & Income Fund included in the Semi-Annual Report to Shareholders for the period ended March 31, 2012.

Information about Cutler Equity Fund	How to Obtain this Information
Statement of Additional Information of Cutler Equity Fund, dated November 1, 2011, as supplemented from time to time.	Copies are available upon request and without charge if you: Visit www.cutler.com on the Internet; or
Audited financial statements and related report of independent registered public accounting firm of the Cutler Equity Fund for the fiscal year ended June 30, 2012.	Write to The Cutler Trust c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246; or Call 1-888-288-5374
Information about the Reorganization	How to Obtain this Information
Statement of Additional Information dated August 29, 2012 which relates to this Prospectus/Proxy Statement and the Reorganization	Copies are available upon request and without charge if you: Write to the Elite Funds 1325 4th Avenue, Suite 1744 Seattle, Washington 98101; or Call 1-800-423-1068

All of the foregoing Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov.  Shareholders can review and copy information about the Funds by visiting the SEC’s Public Reference Room in Washington, D.C. 20549-1520. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section Washington D.C., 20549-1520.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

II.	INTRODUCTION

This Prospectus/Proxy Statement relates to the reorganization of the Elite Growth & Income Fund into the Cutler Equity Fund.  Following the transfer of the assets of the Elite Growth & Income Fund to the Cutler Equity Fund, shares of the Cutler Equity Fund will be distributed to the shareholders of the Elite Growth & Income Fund in accordance with their respective percentage ownership interests in the Elite Growth & Income Fund on the closing date, which is expected to be on or around September 27, 2012.  The Elite Growth & Income Fund will then be liquidated and terminated.  These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganization.”

It is intended that, as a result of the proposed Reorganization, each of the Elite Growth & Income Fund’s shareholders will receive, without paying any sales charges and on a tax-free basis (for U.S. federal income tax purposes), a number of full and fractional shares of the Cutler Equity Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Elite Growth & Income Fund held by such shareholder immediately prior to the closing of the Reorganization.

Until the closing date, shareholders of the Elite Growth & Income Fund will continue to be able to redeem their shares at the next determined share price after receipt of a redemption request in proper form by the transfer agent of the Elite Growth & Income Fund (See “How to Sell Shares” in the Elite Growth & Income Fund’s Prospectus dated February 1, 2012). If the Reorganization is consummated, shareholders will be free to redeem the shares of the Cutler Equity Fund they receive in the transaction at the next determined share price after receipt of a redemption request in proper form by the transfer agent of the Cutler Equity Fund.

The Elite Growth & Income Fund’s shareholders are being asked to approve the Agreement and Plan of Reorganization.  A copy of the form of Agreement and Plan of Reorganization is attached as Appendix A.  By approving the Agreement and Plan of Reorganization, the Elite Growth & Income Fund’s shareholders are approving the Reorganization, which includes the liquidation and termination of the Elite Growth & Income Fund.

If the Elite Growth & Income Fund’s shareholders do not approve the Reorganization, the Board of Trustees of The Elite Group will consider what other action, if any, should be taken in the best interests of the Elite Growth & Income Fund and its shareholders.

III.	QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION

The following questions and answers provide an overview of key features of the proposed Reorganization.  Please call 1-800-423-1068 with any questions about the Reorganization or this Prospectus/Proxy Statement generally or to obtain a copy of the Elite Growth & Income Fund’s prospectus and statement of additional information.

1.	Why is the Reorganization being proposed?

Cutler Investment Counsel, LLC (“Cutler”), the investment adviser of The Cutler Trust, has agreed to acquire the investment advisory business of the Elite Growth & Income Fund’s investment adviser, McCormick Capital Management, Inc. (“MCM”).  As part of this acquisition, MCM’s management proposed to the Board of Trustees of The Elite Group, and the Trustees have approved and recommended to shareholders of the Elite Growth & Income Fund, that the Elite Growth & Income Fund reorganize into the Cutler Equity Fund, an existing series of The

Cutler Trust.  In the proposed Reorganization, the Elite Growth & Income Fund will transfer all of its assets to the Cutler Equity Fund in exchange for shares of the Cutler Equity Fund, and the assumption by the Cutler Equity Fund of the known liabilities of the Elite Growth & Income Fund.  The Reorganization is designed to achieve operating efficiencies due to the spreading of fixed costs over a larger pool of assets of the combined Funds.

2.	How do the Trustees recommend that I vote?

The Trustees of the Elite Group, including the Trustees who are not “interested persons” (the “Independent Trustees"), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust, have concluded that the Reorganization is in the best interests of the Elite Growth & Income Fund and that the interests of shareholders of the Elite Growth & Income Fund will not be diluted as a result of the Reorganization. Before approving the Agreement and Plan of Reorganization, the Trustees considered similarities between the Elite Growth & Income Fund’s investment objective and principal investment strategies and the Cutler Equity Fund’s investment objective and principal investment strategies as well as the various potential benefits of the Reorganization to the shareholders of the Elite Growth & Income Fund.  The Board of the Elite Group believes that the completion of the proposed Reorganization will enable shareholders of the Elite Growth & Income Fund to benefit from, among other things:

•	the overall investment expertise and significant resources of Cutler, the investment adviser of the Cutler Equity Fund;

•	the fact that the management fees of the Cutler Equity Fund after the Reorganization will be lower than Elite Growth & Income Fund;

•	the fact that the expenses of the Cutler Equity Fund are expected to be lower than the expenses of the Elite Growth & Income Fund;

•	the fact that the Cutler Equity Fund had better performance than the Elite Growth & Income Fund over the one-, three-, five-, and ten-year periods ended December 31, 2011;

•	increased shareholder services, including on-line (web) access to account information and expanded phone service hours; and

•	the larger asset base of the combined Fund, which is expected to offer a greater potential for economies of scale.

After careful consideration, the Board of The Elite Group determined that the proposed Reorganization is in the best interests of the Elite Growth & Income Fund and its shareholders.  The Board strongly urges you to vote FOR approval of the Reorganization.

3.	How do the fees and expenses of the Cutler Equity Fund compare to those of the Elite Growth & Income Fund, and what are they estimated to be following the Reorganization?

As shown in the expense table below, the annual expense ratio of the Cutler Equity Fund is expected to be lower than the annual expense ratio of the Elite Growth & Income Fund. The advisory fee paid by the Elite Growth & Income Fund is computed at the annual rate of 1.00% of the Fund’s average daily net assets, while the advisory fee paid by the Cutler Equity Fund is computed at the annual rate of 0.75% of the Fund’s average daily net assets.  Cutler has agreed not to increase the management fee it charges to shareholders of the Cutler Equity Fund for at least two years after the Reorganization.  The Cutler Equity Fund, unlike the Elite Growth & Income Fund, has adopted a Shareholder Services Plan that permits the Cutler Equity Fund to compensate broker-dealers and financial institutions for providing shareholder services at an annual rate of up to 0.25% of the Fund’s average daily net assets.  The following table shows the fees and expenses an investor would incur in connection with an investment in the Funds based upon the operating expenses for each Fund’s most recently audited fiscal year.  The table also shows the pro forma fees and expenses for the combined Cutler Equity Fund for its fiscal year ended June 30, 2012, assuming that the Reorganization occurred July 1, 2011.  The examples following the table will help you compare the cost of investing in the Elite Growth & Income Fund with the estimated cost of investing in the Cutler Equity Fund (based on the pro forma fees and expenses shown in the table).

FEES AND EXPENSES (Based on Fiscal Years Ended 9-30-11 for Elite Growth & Income Fund and 6-30-12 for Cutler Equity Fund)
	Elite Growth & Income Fund	Cutler Equity Fund	Combined Pro Forma: Cutler Equity Fund
Shareholder Fees (fees paid directly from your investment)	None	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee	$9.00 (wire redemptions)	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	0.75%	0.75%
Distribution and/or Service Fees	None	0.05%	0.03%
Other Expenses	0.52%	0.47%	0.35%
Acquired Fund Fees and Expenses	0.03%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.55%	1.27%	1.13%

Expense Example.  This example will help you compare the cost of investing in the Elite Growth & Income Fund with the cost of investing in the Cutler Equity Fund. The examples assume that you invest $10,000 for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  All expense information is based on the information set forth in the expense table above, including pro forma expense information for the combined Cutler Equity Fund.  Your actual costs may be higher or lower than those shown below.

	Elite Growth & Income Fund	Cutler Equity Fund	Combined Pro Forma Cutler Equity Fund
1 Year	$158	$129	$115
3 Years	$490	$403	$359
5 Years	$845	$697	$622
10 Years	$1,845	$1,534	$1,375

4.	How do the investment objectives and principal investment strategies of the Elite Growth & Income Fund compare to those of the Cutler Equity Fund?

While there are substantial similarities between the Funds, namely, each Fund invests in common stocks of U.S. companies, there are differences in the Funds’ investment objectives and principal investment strategies that you should consider.  The investment objective of the Elite Growth & Income Fund is to seek to maximize total return, while the investment objective of the Cutler Equity Fund is current income and long-term capital appreciation.  In seeking to achieve its objective, the Cutler Equity Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks according to Cutler’s investment style. The Cutler Equity Fund’s stated 80% policy is a non-fundamental policy that can be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.  The Elite Growth & Income Fund has not adopted a policy to invest a percentage of its total assets in any particular type of investment and typically invests in a combination of equity and debt securities.  Equity securities held by the Elite Growth & Income Fund consist primarily of common stocks, preferred stocks and convertible securities issued by U.S. companies and debt securities held by the Fund consist primarily of U.S. Government obligations and U.S. corporate debt securities.

Both the Elite Growth & Income Fund and the Cutler Equity Fund utilize a value-oriented investment approach and fundamental analysis in selecting securities.  In selecting securities for the Cutler Equity Fund, Cutler combines a “top-down” research process that involves the study of economic trends in the domestic and global economy with “bottom-up” research that involves detailed analysis of specific companies.  Cutler emphasizes stocks judged to have favorable dividend yields and growth prospects relative to comparable companies, with particular attention paid to a company’s ability to pay or increase its current dividend.  In selecting the Elite Growth & Income Fund’s investments, MCM makes a fundamental analysis of each issuer’s financial condition, industry position and market and economic conditions.  MCM seeks out candidates for the Elite Growth & Income Fund that offer excellent prospects for capital gains or above-average income for a variety of reasons, and whose potential value may be  unrecognized by other investors.

The Elite Growth & Income Fund may invest in equity securities without limitation as to size or capitalization of the issuer, while the Cutler Equity Fund typically invests in stocks of companies that have a total market capitalization of at least $10 billion and, in Cutler’s opinion, have institutional ownership that is sufficiently broad to provide adequate liquidity suitable to the Fund’s holdings.

In contrast to the Cutler Equity Fund, the investments of the Elite Growth & Income Fund may emphasize one or more market sectors at any given time and may invest in natural resource and precious metals stocks when deemed appropriate by MCM.  The Elite Growth & Income Fund also has the ability to purchase and sell put and call options on securities and security indices to increase total investment returns, to earn additional income (i.e., invest for speculative purposes) or for hedging purposes to protect Fund assets from anticipated adverse market action.  The Elite Growth & Income Fund may engage in frequent and active trading to adjust its portfolio allocation among market sectors in order to increase the total return in any given market and economic condition, while the Cutler Equity Fund does not intend to engage in active and frequent trading of its portfolio securities based upon price movements alone.

The Elite Growth & Income Fund may sell a security when its price appreciation meets MCM’s expectations or when MCM believes the security is no longer favorable under the Fund’s investment criteria.  The Cutler Equity Fund will sell a security when (i) another company is found by Cutler to have a higher current dividend yield or better potential for capital appreciation and dividend growth; (ii) the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company’s strategy, execution or industry positioning itself deteriorates; or (iii) if Cutler believes a company’s management is not acting in a forthright manner.

Each Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse, market, economic or other conditions and invest without limit in money market instruments and cash equivalent positions.  During these times, a Fund may not achieve its investment objective.

For a comparison of each Fund’s investment objective and strategies, see “Comparison of Investment Objectives, Principal Strategies and Risks” in Appendix B.

5.	How do the risks of investing in the Elite Growth & Income Fund compare to the risks of investing in the Cutler Equity Fund?

Because both Funds invest in the common stocks of U.S. companies, they are subject to the risk that the stock market will fluctuate and the value of the Fund’s securities may decline suddenly or over a long period of time (although the precise identification and descriptions of those risks may differ).  Each Fund is subject to the risk that you could lose all or a portion of the money you invest and there is no assurance that either Fund will achieve its investment objective.  Upon redemption, an investment in either Fund may be worth less than its original cost. Each Fund, by itself, does not provide a complete investment program.  Because the Funds are actively managed, they are subject to the risk that the investment strategies, techniques and risk analyses employed by the portfolio managers may not produce the desired results.  The analysis of an investment by a Fund’s portfolio managers can be incorrect and could cause a Fund to underperform other funds with similar investment strategies. Also, the timing of movements from one type of investment to another could have a negative effect on the overall investment performance of either Fund.  The investment style used to manage each Fund may go out of favor with the market.

Both Funds are subject to the risks of investing in mid-capitalization companies.  Mid-cap companies often involve higher risks than large-cap companies because these companies may lack the financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of the trading of securities of mid-cap companies is substantially less than is typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations than large cap companies. Mid-cap companies also may not be widely followed by investors, which can lower the demand for their stock.

Additional Principal Risks of the Elite Growth & Income Fund: Because the range of principal investments for the Elite Growth & Income Fund includes a number of investments and techniques that are not part of the principal investment strategies of the Cutler Equity Fund, the Elite Growth & Income Fund is subject to certain risks to which the Cutler Equity Fund is not subject.  These include the risks associated with investments in preferred stocks, natural resources/precious metals stocks, convertible securities, debt securities, the purchase and sale of put and call options and the use of hedging strategies.  The Elite Growth & Income Fund’s investments may emphasize one or more market sectors, which may cause the value of its shares to fluctuate more than a mutual fund that does not emphasize one or more market sectors.  In addition, the Elite Growth & Income Fund may engage in active and frequent trading, which may subject it to the risk of higher brokerage commissions and higher taxable distributions than a fund that does not engage in frequent trading.  These techniques are not part of the principal investment strategies of the Cutler Equity Fund, therefore the Cutler Equity Fund will not be subject to the risks associated with these types of investments.

For a comparison of each Fund’s principal risks, see “Comparison of Investment Objectives, Principal Strategies and Risks” in Appendix B.

6.	How does the performance of the Elite Growth & Income Fund compare to the performance of the Cutler Equity Fund?

The following charts show the past performance record of each Fund for each of the past ten calendar years.  How a Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.  Updated performance information, current to the most recent month-end, is available by calling 1-800-423-1068 for the Elite Growth & Income Fund and 1-888-288-5374 for the Cutler Equity Fund.

Elite Growth & Income Fund – (As of December 31)

Best Quarter	Q2 2009	50.24%
Worst Quarter	Q4 2008	-33.32%

Average Annual Total Returns for Periods Ended December 31, 2011:
Elite Growth & Income Fund	1 Year	5 Years	10 Years
Return Before Taxes	-13.00%	-4.24%	-0.42%
Return After Taxes on Distributions(1)	-13.04%	-5.26%	-1.44%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-8.38%	-3.76%	- 0.49%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)	2.11%	-0.25%	2.92%

(1) After-tax returns are calculated assuming the historical highest individual federal income and capital gains rates.  “Returns After Taxes on Distributions” assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions.  “Return After Taxes on Distributions and Sale of Fund Shares” assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions.  These after tax returns do not reflect the impact of state and local taxes.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred programs, such as Individual Retirement Accounts (“IRAs”) or 401(k) plans.

(2) The S&P 500 Index is an unmanaged capitalization weighted index of the 500 most widely held stocks on the New York Stock Exchange and reflects the return of large cap companies and the total stock market.

Cutler Equity Fund – (As of December 31)

Best Quarter	Q2 2003	15.58%
Worst Quarter	Q3 2002	-21.75%

Average Annual Total Returns for Periods Ended December 31, 2011:

Cutler Equity Fund	1 Year	5 Years	10 Years
Return Before Taxes	7.64%	2.48%	3.58%
Return After Taxes on Distributions(1)	7.38%	2.21%	3.26%
Return After Taxes on Distributions and Sale of Fund Shares(1)	5.31%	2.08%	2.99%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)	2.11%	-0.25%	2.92%

(1) After-tax returns are calculated assuming the historical highest individual federal income and capital gains rates.  “Returns After Taxes on Distributions” assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions.  “Return After Taxes on Distributions and Sale of Fund Shares” assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions.  These after tax returns do not reflect the impact of state and local taxes.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The S&P 500 Index is an unmanaged capitalization weighted index of the 500 most widely held stocks on the New York Stock Exchange and reflects the return of large cap companies and the total stock market.

7.	How do the shareholder policies and procedures of the Cutler Equity Fund compare to the shareholder policies and procedures of the Elite Growth & Income Fund?

The shareholder policies and procedures of the Cutler Equity Fund are substantially similar to the shareholder policies and procedures of the Elite Growth & Income Fund.  Both Funds may be purchased by check or bank wire and both offer a plan that allows shareholders to automatically purchase shares from their banking accounts on specified dates.  Both Funds typically distribute any income they receive quarterly as dividends to shareholders.

There are, however, some differences in the types of shareholder policies each Fund has adopted and the services each provides its shareholders.  The minimum purchase amount to open an account in the Elite Growth & Income Fund is $10,000 ($1,000 for IRA Accounts), while the minimum amount for the Cutler Equity Fund is $2,500 ($2,000 for IRA Accounts).  There are no minimum subsequent purchase requirements for either Fund except the Cutler Equity Fund requires a $100 minimum for purchases through the Automatic Investment Plan and the Elite Growth & Income Fund requires a $3,000 minimum for bank wire purchases.  Like the Elite Growth & Income Fund, the combined Fund will offer an exchange privilege whereby shareholders may exchange their shares for other series of The Cutler Trust at no charge.

After the Reorganization, shareholders who receive shares of the Cutler Equity Fund in connection with the Reorganization will be able to purchase additional shares of the Cutler Equity Fund or exchange the shares they received in connection with the Reorganization for shares of any other series of the Cutler Trust, subject to the right of the Cutler Equity Fund to reject any purchases or exchanges, in whole or in part, in its discretion.  All other restrictions of the Cutler Equity Fund with respect to new purchases will continue to apply.  For additional information regarding the Cutler Equity Fund policies and the shareholder plans it offers, shareholders should refer directly to the Prospectus for the Cutler Equity Fund, a copy of which accompanies this Prospectus/Proxy Statement.

8.	Who will be the Investment Adviser and Portfolio Manager of the Cutler Equity Fund after the Reorganization?

After the Reorganization, Cutler will continue to serve as the investment adviser to the combined Fund.  It is important to note that Richard S. McCormick, the current portfolio manager for the Elite Growth & Income Fund will not be the portfolio manager for the combined Fund although he will remain under contract to assist Cutler for two years following the Reorganization.  After the Reorganization, the Cutler Equity Fund will continue to be managed by Matthew C. Patten and Erich M. Patten, its current portfolio managers.  In addition, the analytical tools, techniques and selection process used by the portfolio managers for the Cutler Equity Fund to select investments will be different than those used by the portfolio manager for the Elite Growth & Income Fund.  The business experience and educational background of Matthew and Erich Patten are described below:

·
Matthew C. Patten, Co-Portfolio Manager of the Cutler Equity Fund, received his B.S. degree from Boston College in Economics and Environmental Geo-Science. He was awarded his MBA from the University of Chicago. Mr. Patten has been Chairman of the Board of The Cutler Trust since September 2006. He has been a Member, Investment Committee Member and Portfolio Manager of Cutler and its affiliates since 2003 and President of Cutler since 2004.

·
Erich M. Patten, Co-Portfolio Manager of the Cutler Equity Fund, received his B.S. in Economics from The Wharton School, University of Pennsylvania. He received his Masters degree in Public Policy from The Harris School, University of Chicago. Mr. Patten has been President of The Cutler Trust since March 2004. He has been a Member, Investment Committee Member, Portfolio Manager and Corporate Secretary of Cutler and its affiliates since 2003.  He resides in Bellevue, Washington.

See Appendix B for a description of the portfolio selection process for the Elite Growth & Income Fund and the Cutler Equity Fund.

9.	What Cutler Equity Fund shares will shareholders of the Elite Growth & Income Fund receive if the Reorganization occurs?

Shareholders of the Elite Growth & Income Fund will receive shares of the Cutler Equity Fund in an amount equal to the aggregate net asset value of the Elite Growth & Income Fund shares exchanged therefor.

10.	What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. This means that neither the Elite Growth & Income Fund nor shareholders of the Elite Growth & Income Fund are expected to recognize a gain or loss directly as a result of the Reorganization.  It should be noted, however, that the Elite Growth & Income Fund may make one or more distributions to shareholders prior to the closing of the Reorganization.  Any such distribution generally will be taxable to shareholders as ordinary income or capital gain.

The adjusted tax basis of the Elite Growth & Income Fund’s shares is expected to carry over to shareholders’ new shares in the Cutler Equity Fund that are received in the Reorganization in exchange for those Elite Growth & Income Fund shares, and the holding period in the shares of the Cutler Equity Fund received is expected to be determined by including the holding period of those Elite Growth & Income Fund shares, provided that the shareholder held those Elite Growth & Income Fund shares as capital assets.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes.  Please see “IV. PROPOSAL: REORGANIZATION OF THE ELITE GROWTH & INCOME FUND INTO THE CUTLER EQUITY FUND – U.S. Federal Income Tax Consequences” for additional information.

11.	What other changes will occur as a result of the Reorganization?

General.  Following the Reorganization, the Elite Growth & Income Fund will be governed by Trustees and officers who are different from the Trustees and officers of the Elite Trust.  For a list of the Cutler Equity Fund’s Trustees and officers and their principal occupation or occupations for the past five years, please see the Statement of Additional Information relating to this Prospectus/Proxy Statement.  Some of the various service providers for the Cutler Equity Fund are different from those of the Elite Growth & Income Fund.  See “V. OTHER INFORMATION - Comparison of Service Providers” for additional information.  The Cutler Equity Fund also has different operating and compliance policies and procedures than those of the Elite Growth & Income Fund, including, for example, its code of ethics, brokerage placement policy, and policy regarding the selective disclosure of its portfolio holdings.

With respect to matters to be voted on by the shareholders of all of the series of The Cutler Trust as a group, such as the election of Trustees or matters affecting the entire Trust, following the Reorganization the votes of shareholders of the Elite Growth & Income Fund would be counted with the Cutler Equity Fund.  In these instances, the votes of former shareholders of the Elite Growth & Income Fund (as shareholders of the Cutler Equity Fund) would be diluted by the votes of the Cutler Equity Fund.

Changes to Governing Documents.  The Elite Growth & Income Fund is a diversified series of The Elite Group (the “Elite Trust”), a Massachusetts business trust, and is governed by The Elite Trust’s Declaration of Trust and bylaws.  The Cutler Equity Fund is a diversified series of The Cutler Trust, a Delaware statutory trust, and is governed by The Cutler Trust’s Trust Instrument and bylaws.  If the Reorganization occurs, shareholders of the combined Fund will have voting and other rights generally similar to those they had as shareholders of the Elite Growth & Income Fund, but as shareholders of the Cutler Equity Fund. The laws governing Massachusetts business trusts and Delaware statutory trusts have similar effects, but they differ in certain respects.  Both the Massachusetts business trust law and the Delaware statutory trust act permit a trust’s governing instruments to contain provisions relating to shareholder rights and removal of trustees and provide trusts with the ability to amend or restate the trust’s governing instruments.  However, Massachusetts law is silent on many of the salient features of a Massachusetts business trust, whereas the Delaware statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts.  The Delaware statute provides that the shareholders and trustees of a Delaware trust are not liable for obligations of the trust.  Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the Elite Trust’s Declaration of Trust contains an express disclaimer of liability of shareholders, certain Massachusetts judicial decisions have determined that shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust. Therefore, management believes that shareholders of the combined Fund may benefit from the express statutory protections of a Delaware business trust.  Further, the Delaware statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a fund’s governing instruments.  For example, trustees of The Cutler Trust have the power to amend the Delaware trust instrument, merge or consolidate a fund with another entity and change the Delaware trust’s domicile, in each case without a shareholder vote.

Please see Appendix C – “Comparison of Organizational Documents” for more information regarding the differences between The Elite Trust’s Declaration of Trust and bylaws and The Cutler Trust’s Trust Instrument and bylaws.

Changes to Fundamental and Non-Fundamental Investment Policies.  The Elite Growth & Income Fund and the Cutler Equity Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed without the consent of the holders of a majority of the Fund’s outstanding voting securities (as such term is defined in the 1940 Act); other investment policies can be changed without such consent of the holders of a majority of the Fund’s outstanding voting securities.

The Elite Growth & Income Fund has certain fundamental investment policies that the Cutler Equity Fund does not.  Among these fundamental limitations, the Elite Growth & Income Fund may not (i) invest more than 10% of its net assets in restricted or illiquid securities, (ii) invest more than 5% of its net assets in shares of other investment companies, or (iii) invest more than 5% of its net assets in warrants.  The combined Fund will not be subject to these limitations.  However, a number of the fundamental investment policies of the Cutler Equity Fund are more restrictive than those of the Elite Growth & Income Fund and will apply to the combined Fund.  For example, the Cutler Equity Fund is not permitted to borrow money, purchase or write options, invest in futures contracts or purchase securities on margin.  The Elite Growth & Income Fund is permitted to purchase options on stocks and stock indices and write (sell) covered call options and covered put options, borrow money and purchase securities on margin, subject to certain limitations described in the applicable fundamental investment policy.

Please see Appendix D – “Comparison of Fundamental and Non-Fundamental Investment Policies” for more information regarding the differences in the Funds’ policies.

IV.	PROPOSAL: REORGANIZATION OF THE ELITE GROWTH & INCOME FUND INTO THE CUTLER EQUITY FUND

Introduction. This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Elite Growth & Income Fund by and on behalf of the Board of Trustees of The Elite Trust for use at the Meeting.

Terms of the Proposed Reorganization. Shareholders of the Elite Growth & Income Fund are being asked to vote for the approval of the Agreement and Plan of Reorganization.  If approved by the Elite Growth & Income Fund’s shareholders, the Reorganization is expected to occur on or around September 27, 2012, or such other date as the parties may agree, under the Agreement and Plan of Reorganization (the “Closing Date”).  If the Agreement and Plan of Reorganization is not approved by the shareholders of the Elite Growth & Income Fund, the Board of Trustees of The Elite Trust will consider what other action, if any, should be taken in the best interests of the Elite Growth & Income Fund and its shareholders.

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization.  This summary is qualified in its entirety by the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. You should read Appendix A for a more complete understanding of the Agreement and Plan of Reorganization.

•
The Elite Growth & Income Fund will transfer all of its assets and known liabilities to the Cutler Equity Fund in exchange for shares of the Cutler Equity Fund, with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

•
The assets and liabilities of the Elite Growth & Income Fund and the Cutler Equity Fund will be valued as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, using the valuation policies and procedures for the Cutler Equity Fund.

•
The shares of the Cutler Equity Fund received by the Elite Growth & Income Fund will be distributed to the shareholders of the Elite Growth & Income Fund in an amount equal to the aggregate net asset value of the Elite Growth & Income Fund shares exchanged therefor, in full liquidation of the Elite Growth & Income Fund.

•	As part of the Reorganization, the Elite Growth & Income Fund’s affairs will be wound up, and the Elite Growth & Income Fund will be terminated under state law.

•
The Reorganization requires approval by shareholders of the Elite Growth & Income Fund and satisfaction of a number of other conditions; the Reorganization may be terminated at any time with the approval of The Cutler Trust and The Elite Trust and under certain other circumstances.

Cutler Equity Fund Shares.  If the Reorganization occurs, shareholders of the Elite Growth & Income Fund will receive shares of the Cutler Equity Fund in an amount equal to the aggregate net asset value of the Elite Growth & Income Fund shares exchanged therefor.  The Cutler Equity Fund shares that an Elite Growth & Income Fund shareholder will receive will have the following characteristics:

•
They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s shares of the Elite Growth & Income Fund as of the business day before the closing of the Reorganization, as determined using The Cutler Equity Fund’s valuation policies and procedures.

•	The procedures for purchasing and redeeming a shareholder’s shares will not change materially as a result of the Reorganization.

•
Shareholders of the Cutler Equity Fund may exchange their shares for shares of other series of The Cutler Trust, provided that the other series is accepting additional investments and the shareholder is otherwise eligible to invest in such series.  Exchanges of shares will be made at their relative net asset values.

•	Shareholders will have voting and other rights generally similar to those they currently have, but as shareholders of the Cutler Equity Fund.

For further information on the shareholder policies and procedures of the Cutler Equity Fund, please refer to the Cutler Equity Fund’s Prospectus dated November 1, 2011.

Factors Considered by the Board of Trustees of The Elite Group

In considering whether to approve the Reorganization and recommend its approval to the Elite Growth & Income Fund shareholders, the Board of Trustees of The Elite Group compared the material attributes of the Elite Growth & Income Fund and the Cutler Equity Fund.  The Trustees reviewed whether the post-Reorganization advisory, distribution and other major service arrangements are consistent with the best interests of shareholders.  The Trustees specifically noted that adequate provisions will be made for the assumption of the Elite Growth & Income Fund’s known liabilities; the interests of shareholders will not be diluted; the investment objectives and policies of the Elite Growth & Income Fund and the Cutler Equity Fund contain a number of similarities; no sales charges will be imposed in connection with the proposed transaction; the proposed transaction will be free from federal income taxes; the transfer of assets in exchange for shares will be at relative net asset value; the proposed transaction will be submitted to shareholders of the Elite Growth & Income Fund for approval; and the terms of the Reorganization do not involve bad faith on the part of any person concerned.  The Trustees noted that Cutler has undertaken to comply with Section 15(f) of the 1940 Act so that (i) for a three year period following the Reorganization, at least 75% of the trustees of the combined Fund are trustees who are Independent Trustees (as defined in the 1940 Act) of Cutler and MCM, and (ii) for a two year period following the Reorganization, no unfair burden will be imposed on the Elite Growth & Income Fund. The Trustees further noted that the Agreement and Plan of Reorganization provides that the investment management fees charged by Cutler to the Acquiring Fund shall not be increased for a period of at least two years following the Closing Date.

In addition, the Trustees considered: the terms and conditions of the Reorganization, including valuation and pricing of assets; the comparison of the advisory fee rates and expense ratios of the Elite Growth & Income Fund and the Cutler Equity Fund; that shareholders will not bear the costs associated with the Reorganization; the investment experience, expertise and resources of the Cutler Equity Fund’s advisory personnel; service features available to shareholders; and any other anticipated effects of the Reorganization, beneficial or otherwise.

After reviewing the foregoing factors, the Trustees, in their business judgment, determined that the Reorganization is in the best interests of the Elite Growth & Income Fund’s shareholders.

The Board of Trustees of The Cutler Trust approved the Reorganization at a meeting held on August 23, 2012.  A vote of shareholders of the Cutler Equity Fund is not needed to approve the Reorganization.

U.S. Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes.  Sullivan & Worcester LLP, counsel to the Cutler Trust, will deliver to the Cutler Equity Fund and the Elite Growth & Income Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for U.S. federal income tax purposes and while the matter is not entirely free from doubt:

•
The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Elite Growth & Income Fund and the Cutler Equity Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•
Under Code Section 361, no gain or loss will be recognized by the Elite Growth & Income Fund (i) upon the transfer of its assets to the Cutler Equity Fund in exchange for shares of the Cutler Equity Fund and the assumption by the Cutler Equity Fund of the liabilities of the Elite Growth & Income Fund or (ii) upon the distribution of shares of the Cutler Equity Fund by the Elite Growth & Income Fund to its shareholders in liquidation;

•
Under Code Section 354, no gain or loss will be recognized by shareholders of the Elite Growth & Income Fund upon the exchange of all of their Fund shares for shares of the Cutler Equity Fund in the Reorganization;

•
Under Code Section 358, the aggregate tax basis of shares of the Cutler Equity Fund to be received by each Elite Growth & Income Fund shareholder in exchange for his or her or its Fund shares in the Reorganization will be the same as the aggregate tax basis of the Elite Growth & Income Fund shares exchanged therefor;

•
Under Section 1223(1) of the Code, an Elite Growth & Income Fund shareholder’s holding period for shares of the Cutler Equity Fund to be received pursuant to the Reorganization will be determined by including the holding period for the Elite Growth & Income Fund shares exchanged therefor, provided that the shareholder held those Fund shares as a capital asset on the date of the exchange;

•
Under Code Section 1032, no gain or loss will be recognized by the Cutler Equity Fund upon receipt of the assets of the Cutler Equity Fund pursuant to the Reorganization in exchange for the assumption by the Cutler Equity Fund of the known liabilities of the Elite Growth & Income Fund and issuance of shares of the Cutler Equity Fund;

•
Under Code Section 362(b), the Cutler Equity Fund’s tax basis of the assets that the Cutler Equity Fund acquires from the Elite Growth & Income Fund in the Reorganization will be the same as the Elite Growth & Income Fund’s tax basis of such assets immediately prior to such transfer;

•
Under Code Section 1223(2), the holding period for the assets the Cutler Equity Fund receives from the Elite Growth & Income Fund in the Reorganization will include the periods during which such assets were held by the Elite Growth & Income Fund; and

•
The Cutler Equity Fund will succeed to and take into account all items of the Elite Growth & Income Fund described in Code Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383, and 384 and the Treasury regulations thereunder.

The Sullivan & Worcester LLP opinion will be based on certain factual certifications made by officers of the Elite Trust and The Cutler Trust and will also be based on customary assumptions.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.  There is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with Sullivan & Worcester’s opinion.  An opinion of counsel is not binding upon the IRS or the courts.  If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Elite Growth & Income Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Elite Growth & Income Fund shares and the fair market value of the shares of the Cutler Equity Fund he or she received in the Reorganization.

Although the Reorganization is expected to be tax-free for shareholders, the Elite Growth & Income Fund may make one or more distributions to shareholders prior to the closing of the Reorganization.  Any such distribution generally will be taxable to shareholders as ordinary income or capital gain.

As of September 30, 2011, the end of its most recently audited fiscal year, the Elite Growth & Income Fund had a capital loss carryforward of $4,635,458, that expires in 2018. The ability of the Cutler Equity Fund to carry forward the capital losses of the Elite Growth & Income Fund after the Closing Date and use such losses to offset future gains may be limited as a direct result of the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

V.	OTHER INFORMATION

Comparison of Service Providers.  McCormick Capital Management, Inc., located at 1325 4th Avenue, Suite 1744, Seattle, Washington 98101, is the investment adviser to the Elite Growth & Income Fund.  Cutler Investment Counsel, LLC, located at 525 Bigham Knoll, Jacksonville, Oregon 97503, serves as investment adviser to the Cutler Equity Fund.  Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the distributor to the Cutler Equity Fund.  The Elite Growth & Income Fund does not utilize a separate distributor.  The following table identifies certain of the service providers for the Elite Growth & Income Fund and the Cutler Equity Fund, after the proposed Reorganization.

	Elite Growth & Income Fund	Cutler Equity Fund
Distributor:	None	Ultimus Fund Distributors, LLC
Transfer Agent:	BNY Mellon Investment Servicing Inc.	Ultimus Fund Solutions, LLC
Administrator:	The Elite Group	Ultimus Fund Solutions, LLC
Custodian:	BNY Mellon	U.S. Bank, N.A.
Independent Registered Public Accounting Firm:	BBD, LLP	BBD, LLP

Financial Intermediary Compensation.  If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio Turnover Comparison.  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio.  A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example shown under “How do the fees and expenses of the Cutler Equity Fund compare to those of the Elite Growth & Income Fund, and what are they estimated to be following the Reorganization?”, affect each Fund’s performance.  During each Fund’s most recent fiscal year, the portfolio turnover rate was 175% for the Elite Growth & Income Fund and 9% for the Cutler Equity Fund.

Fiscal Year.  The Elite Growth & Income Fund currently operates on a fiscal year ending September 30.  Following the Reorganization, the Cutler Equity Fund will continue to operate on a fiscal year ending June 30 of each year.

Existing and Pro Forma Capitalization. The following table shows on an unaudited basis as of June 30, 2012: (i) the capitalization of the Elite Growth & Income Fund and the Cutler Equity Fund and (ii) the pro forma capitalization of the Cutler Equity Fund, as adjusted giving effect to the proposed Reorganization:

	Elite Growth & Income Fund	Cutler Equity Fund	Pro Forma Adjustments	Cutler Equity Fund Pro Forma Combined*
Net asset value	$38,677,411	$49,415,756	---	$88,093,167
Shares outstanding	2,637,976	3,889,693	407,489	6,935,158
Net asset value per share	$14.66	$12.70	---	$12.70

*Assumes the Reorganization was consummated on July 1, 2011 and is for information purposes only.

The capitalization of the Elite Growth & Income Fund, and consequently the pro forma capitalization of the Cutler Equity Fund, is likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Funds prior to the completion of the Reorganization.

THE BOARD OF TRUSTEES OF THE ELITE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE ELITE GROWTH & INCOME FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

VI.	VOTING INFORMATION

The Board of Trustees of The Elite Trust has fixed the close of business on July 25, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Required Vote for the Proposal.  Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Elite Growth & Income Fund. A vote of shareholders of the Cutler Equity Fund is not needed to approve the Reorganization.

Quorum and Method of Tabulation.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy.  If no instructions are given, a proxy will be voted in favor of the Proposal.

Fifty percent (50%) of the shares of the Elite Growth & Income Fund entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting.  In determining whether a quorum is present, shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote.  Abstentions and broker non-votes have the effect of a negative vote on the Proposal.  “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

If shareholders of the Elite Growth & Income Fund do not approve the Reorganization, the Board of Trustees of The Elite Trust may consider possible alternative arrangements in the best interests of the Elite Growth & Income Fund and its shareholders.

Solicitation of Proxies.  Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone communication by officers of The Elite Group, or by regular employees of MCM, none of whom will receive compensation for their participation in the solicitation.  MCM and Cutler will share the costs and expenses in connection with the preparation of proxy statements and related materials, including printing and delivery costs and solicitation of proxies.

Voting Process.  Shareholders can vote in either of the following ways:

o	By mail, by filling out and returning the enclosed proxy card;

o	By automated telephone service (call 1-800-423-1068); or

o	In person at the Meeting.

The telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Elite Growth & Income Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

Shareholders of the Elite Growth & Income Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share entitled to vote on the record date.  If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card.  Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match the name that appears on the card.

Costs.   Neither the Elite Growth & Income Fund nor the Cutler Equity Fund will bear the costs of the Reorganization.  Cutler and MCM have agreed to share all reasonable out of pocket costs and expenses in connection with the Reorganization, which are estimated to be approximately $80,000.

Share Ownership.  As of July 25, 2012, the number of outstanding shares of the Elite Growth & Income Fund entitled to vote was 2,636,880.684.

As of July 25, 2012, the Trustees and officers of the Elite Growth & Income Fund owned 9.35% of the outstanding shares of the Elite Growth & Income Fund.  As of July 25, 2012, no shareholders owned of record, or, to the Fund’s knowledge, beneficially owned, five percent or more of the Elite Growth & Income Fund.

Adjournments; Other Business.  If sufficient votes have not been received by the time of the Meeting to approve the Reorganization, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment with respect to the Elite Growth & Income Fund requires the affirmative vote of a majority of the total number of shares of the Fund that are present in person or by proxy, whether or not a quorum is present. With respect to any such adjournment or any other procedural matter, the persons named as proxies will vote at their discretion so as to facilitate the approval of the Reorganization. They will vote against any such adjournment any proxy that directs them to vote against the Reorganization. They will not vote any proxy that directs them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Elite Growth & Income Fund intends to present or knows that others will present is the proposal to approve the Agreement and Plan of Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Elite Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

VII.	FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Elite Trust relating to the Elite Growth & Income Fund for the year ended September 30, 2011, including the financial statements and financial highlights for periods indicated therein, audited by BBD, LLP, independent registered public accounting firm, has been incorporated by reference herein in reliance on their report given on their authority of said firm as experts in accounting and auditing.

The Annual Report of The Cutler Trust relating to the Cutler Equity Fund for the year ended June 30, 2012, including the financial statements and financial highlights for periods indicated therein, audited by BBD, LLP, independent registered public accounting firm, has been incorporated by reference herein in reliance on their report given on their authority of said firm as experts in accounting and auditing.

VIII.	LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Cutler Equity Fund will be passed upon by Sullivan & Worcester LLP, counsel to the Cutler Trust.

IX.	INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Additional information about the Cutler Equity Fund is included in the Statement of Additional Information dated August 29, 2012, relating to this Prospectus/Proxy Statement, which has been filed with the Commission under the Securities Act of 1933.  A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge by calling 1-800-423-1068.

Proxy material, reports, proxy and information statements, registration statements and other information filed by The Cutler Trust can be inspected and copied (for a duplication fee) at the Commission’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549, at the Commission’s Northeast Regional Office (3 World Financial Center, New York, NY 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604).  You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the commission’s Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549  or by calling 1-202-551-8090.  You may also access reports and other information about the Fund on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 27th day of August, 2012, by and between (i) The Cutler Trust, a Delaware statutory trust, with its principal place of business at 525 Bigham Knoll, Jacksonville, Oregon 97530 (the “Cutler Trust”), with respect to its Cutler Equity Fund (the “Acquiring Fund”), (ii) The Elite Group, a Massachusetts business trust, with its principal place of business at 1325 4th Avenue, Suite 1744, Seattle, Washington 98101 (the “Elite Trust”), with respect to its Elite Growth & Income Fund (the “Acquired Fund”), (iii) Cutler Investment Counsel, LLC, a Delaware limited liability company, solely with respect to paragraphs 1.9 and 9.1, and (iv) McCormick Capital Management, Inc., a Washington corporation, solely with respect to paragraph 9.1.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended.  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the known liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Fund is a separate series of the Cutler Trust, and an open-end, registered investment company of the management type under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Acquired Fund is a separate series of the Elite Trust, an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, following the Reorganization, the Acquired Fund will deregister as an investment company in accordance with the rules and Regulations of the Securities and Exchange Commission (“Commission”);

WHEREAS, following the effective date of its deregistration, the Acquired Fund shall voluntarily terminate in accordance with Massachusetts law and the terms of its Declaration of Trust, as amended from time to time (“Elite Declaration of Trust”);

WHEREAS, the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Cutler Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Elite Trust have determined that the Acquired Fund should exchange all of its assets and known liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF KNOWN ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Acquired Fund’s assets (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the known liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date thereof. The Acquired Fund hereby represents that as of the date of the execution of this Agreement there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Acquired Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions and will dispose of such securities prior to the Closing Date. The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Acquired Fund holds any investments that the addition, if it is determined that the Acquired Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund, such disposition would violate the Acquired Fund’s fiduciary duty to its shareholders.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Fund shall assume all of the Acquired Fund’s known liabilities and obligations reflected in the Acquired Fund’s net asset value as of the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”),

(a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record, determined as of the close of business on the Valuation Date (the “Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement which will be distributed to shareholders of the Acquired Fund as described in paragraph 4.1(o).

1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 MANAGEMENT FEES.  The investment management fees charged by Cutler to the Acquiring Fund shall not be increased for a period of at least two years following the Closing Date.

1.10 BOOKS AND RECORDS. As soon as practicable after the Closing Date, the Acquired Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Acquired Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.

ARTICLE II
VALUATION OF ASSETS

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Elite Declaration of Trust and the Acquired Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the Valuation Date, using the valuation procedures set forth in the Cutler Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s assets shall be determined by multiplying the outstanding shares of the Acquired Fund by the ratio computed by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2. Shares of the Acquiring Fund will be issued for shares of the Acquired Fund.

2.4 DETERMINATION OF VALUE. All computations of value of the Acquiring Fund shall be made by Ultimus Fund Solutions, LLC, the Acquiring Fund’s transfer agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.   All computations of value of the Acquired Fund shall be made by BNY Mellon Investment Servicing, the Acquired Fund’s transfer agent, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund.

2.5 POSTPONEMENT OF CLOSING DATE. If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impractical, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

ARTICLE III
CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about September 27, 2012 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Pacific Time at the offices of The Elite Group, or at such other time and/or place as the parties may agree.

3.2  PORTFOLIO SECURITIES MADE AVAILABLE.  The portfolio securities of the Acquired Fund shaIl be made available by the Acquired Fund to US Bank, N.A., as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date.  On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquired Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps.  The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “US Bank, N.A., custodian for The Cutler Equity Fund, a series of The Cutler Trust.”

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Elite Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the

Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a separate investment series of the Elite Trust, a business trust duly organized, validly existing, and in good standing under the laws of Massachusetts.

(b) The Acquired Fund is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any material provision of the Elite Declaration of Trust or By -Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has no material contracts or other commitments that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Acquired Fund at September 30, 2011 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(h) Since September 30, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted in writing by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

(l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to the Acquiring Fund and accepted in writing by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and, subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto, to the best of the Acquired Fund’s knowledge.

(o) The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a Prospectus/Proxy Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act. The Prospectus/Proxy Statement (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a separate investment series of The Cutler Trust, a statutory trust duly organized, validly existing and in good standing under the laws of Delaware.

(b) The Acquiring Fund is a separate investment series of The Cutler Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Cutler Trust’s Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The audited financial statements of the Acquiring Fund at June 30, 2012 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(g) Since June 30, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Prospectus/Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4 PREPARATION OF REGISTRATION STATEMENT/SHAREHOLDER MEETING.  The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transaction contemplated hereby.  In connection with the meeting of the Acquired Fund Shareholders, the Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”) which the Cutler Trust will prepare and file for registration under the 1933 Act of the Selling Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date and that all the Acquiring Fund’s covenants have been complied with and conditions satisfied, and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Cutler Trust’s President or Vice President, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 With respect to the Acquiring Fund, the Elite Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to The Cutler Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

(a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(b) The Acquiring Fund is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming the Registration Statement referred to in paragraph 5.4 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

(e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Cutler Trust’s Trust Instrument or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Registration Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

(h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Prospectus/Proxy Statement or to be filed as exhibits to the Prospectus/Proxy Statement which are not described or filed as required.

(i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date and that all of the Acquired Fund’s covenants have been complied with and conditions satisfied, and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Elite Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

7.3 With respect to the Acquired Fund, the Cutler Trust shall have received on the Closing Date an opinion of Madrona Legal Advisers, LLC, counsel to The Cutler Trust and the Acquired Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a) The Acquired Fund is a separate investment series of the Elite Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(b) The Acquired Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming the Registration Statement referred to in paragraph 5.4 complies with applicable federal securities laws, and assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

(e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Elite Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquired Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound.

(f) Only insofar as they relate to the Acquired Fund, the descriptions in the Registration Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

(g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquired Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

(h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its respective properties or assets and the Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Registration Statement.

(i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are legally issued and fully paid and non-assessable.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Madrona Legal Advisers, LLC appropriate to render the opinions expressed therein.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.4 The Elite Trust and the Cutler Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, for federal income tax purposes and while this matter is not free from doubt:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Elite Growth & Income Fund and the Cutler Equity Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) Under Code Section 361, no gain or loss will be recognized by the Elite Growth & Income Fund (i) upon the transfer of its assets to the Cutler Equity Fund solely in exchange for shares of the Cutler Equity Fund and the assumption by the Cutler Equity Fund of the liabilities of the Elite Growth & Income Fund or (ii) upon the distribution of shares of the Cutler Equity Fund by the Elite Growth & Income Fund to its shareholders in liquidation.

(c) Under Code Section 354, no gain or loss will be recognized by shareholders of the Elite Growth & Income Fund upon the exchange of all of their Fund shares for shares of the Cutler Equity Fund in the Reorganization;

(d) Under Code Section 358, the aggregate tax basis of shares of the Cutler Equity Fund to be received by each Elite Growth & Income Fund shareholder in exchange for his or her or its Fund shares in the Reorganization will be the same as the aggregate tax basis of the Elite Growth & Income Fund shares exchanged therefor;

(e) Under Section 1223(1) of the Code, an Elite Growth & Income Fund shareholder’s holding period for shares of the Cutler Equity Fund to be received pursuant to the Reorganization will be determined by including the holding period for the Elite Growth & Income Fund shares exchanged therefor, provided that the shareholder held those Fund shares as a capital asset on the date of the exchange;

(f) Under Code Section 1032, no gain or loss will be recognized by the Cutler Equity Fund upon receipt of the assets of the Cutler Equity Fund pursuant to the Reorganization in exchange for the assumption by the Cutler Equity Fund of the known liabilities of the Elite Growth & Income Fund and issuance of shares of the Cutler Equity Fund;

(g) Under Code Section 362(b), the Cutler Equity Fund’s tax basis of the assets that the Cutler Equity Fund acquires from the Elite Growth & Income Fund in the Reorganization will be the same as the Elite Growth & Income Fund’s tax basis of such assets immediately prior to such transfer;

(h) Under Code Section 1223(2), the holding period for the assets the Cutler Equity Fund receives from the Elite Growth & Income Fund in the Reorganization will include the periods during which such assets were held by the Elite Growth & Income Fund; and

(i) The Cutler Equity Fund will succeed to and take into account all items of the Elite Growth & Income Fund described in Code Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383, and 384 and the Treasury regulations thereunder.

ARTICLE IX
EXPENSES

9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Fund incurring such expenses, except that Cutler Investment Counsel, LLC and McCormick Capital Management, Inc. shall bear the following out-of-pocket expenses of the Acquired Fund and the Acquiring Fund, such expenses to be shared between Cutler Investment Counsel, LLC and McCormick Capital Management, Inc.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) postage; (d) printing; (e) accounting fees; (f) legal fees; and (g) solicitation costs of the transaction.  Notwithstanding the foregoing, the Acquired Fund shall pay its own federal and state registration fees.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Section 851 of the Code.

9.2 The Acquiring Fund and the Acquired Fund represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the purchase and sale of portfolio securities in connection with the Reorganization.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES; INDEMNIFICATION

10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.3 The Cutler Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and its Trustees and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

10.4 The Elite Trust, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and its Trustees and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

ARTICLE XI
TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days of notice thereof; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met in all material respects.

11.2 In the event of any such termination, in the absence of gross negligence or willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Cutler Trust, the Elite Trust or its Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII
AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5 With respect to the Elite Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Acquired Fund must look solely to the trust property belonging to the Acquired Fund for the enforcement of any claims against the Acquired Fund.

With respect to the Cutler Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Acquiring Fund must look solely to the trust property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

The Elite Group On behalf of the Elite Growth & Income Fund		The Cutler Trust On behalf of the Cutler Equity Fund

BY:	/s/ Richard S. McCormick	BY:	/s/ Erich M. Patten
	Name: Richard S. McCormick		Name: Erich M. Patten
	Title: President		Title: President

Only With Respect to Paragraph 9.1 of this Agreement:

McCormick Capital Management, Inc.

By:	/s/ Richard S. McCormick
	Name:	Richard S. McCormick
	Title:	President

Only With Respect to Paragraphs 1.9 and 9.1 of this Agreement:

Cutler Investment Counsel, LLC

By:	/s/ Matthew C. Patten
	Name:	Matthew C. Patten
	Title:	President

APPENDIX B

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

Set forth below are the investment objectives, principal investment strategies and principal risks of investing in each Fund:

ELITE GROWTH & INCOME FUND	CUTLER EQUITY FUND
Investment Objective: To maximize total return.	Investment Objective: Current income and long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES:

The Fund seeks to achieve a combination of capital growth and current income.  In choosing individual equity and debt securities for the portfolio, the investment manager uses a value-oriented approach.  The investment manager makes a fundamental analysis of each issuer’s financial condition, industry position and market and economic conditions in selecting the Fund’s investments. The investment manager seeks out candidates that offer excellent prospects for capital gains or above-average income for a variety of reasons, and whose potential value may be  unrecognized by other investors.

   Favorable value-oriented criteria for equities would include:
· lower than average price-to-earnings ratio;
· higher than average yield;
· lower than historic price-to-book value ratio; and
· current pricing at the low end of a security's historic trading range.

Favorable criteria for debt securities would include:
· a yield advantage to the marketplace;
· stable or improving credit quality; and
· a maturity which compliments existing portfolio structure

Equity securities consist primarily of common stocks, preferred stocks and convertible securities issued by U.S. companies, without limitation as to size or capitalization of the issuer. Debt securities consist primarily of obligations issued by the U.S. Government and its agencies and U.S. corporate debt securities.

PRINCIPAL INVESTMENT STRATEGIES:

In seeking to meet its investment objective, the Fund expects that under normal conditions at least 80% of its assets will be invested in a diversified portfolio of common stocks according to the investment style of the Fund’s investment adviser, Cutler Investment Counsel, LLC (the “Adviser”). For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Fund is not currently permitted to do so). The Adviser chooses investments in common stocks based on its judgment of fundamental value, which emphasizes stocks that the Adviser judges to have favorable dividend yields and growth prospects relative to comparable companies. Factors deemed particularly relevant in determining fundamental value include:
•  earnings
•  dividend and market price histories
•  balance sheet characteristics
•  perceived management skills

Changes in economic and political outlooks, as well as corporate developments affecting individual companies, can influence specific security prices. The Fund typically invests in stocks of companies that have a total market capitalization of at least $10 billion and, in the Adviser’s opinion, have institutional ownership that is sufficiently broad to provide adequate liquidity suitable to the Fund’s holdings.

The Adviser uses both “top-down” and “bottom-up” approaches, and investment selections are made using a rigorous fundamental approach. Top-down research involves the study of economic trends in the domestic and global

The Fund may use an aggressive approach primarily in the equity market and to a lesser degree in the debt market by adjusting the portfolio when it is deemed desirable to achieve the Fund’s investment objective.  The investment manager allocates the Fund’s assets among different market sectors based upon its view of the relative value of the sector.  The Fund may invest in natural resource and precious metals stocks when deemed appropriate by the investment manager. The Fund may engage in frequent and active trading to adjust its portfolio allocation among market sectors in a manner that is consistent with the Fund’s investment limitations, in order to increase the total return in any given market and economic condition.   Portfolio securities are sold when their price appreciation meets the investment manager's expectations or when the investment manager believes they are no longer favorable under the foregoing criteria.

The Fund may purchase put and call options and may sell (write) covered put and call options on securities and security indices to increase total investment returns, to earn additional income (i.e., invest for speculative purposes) or for hedging purposes to protect Fund assets from anticipated adverse market action.  An option is a contract that gives the holder the right to buy (call) or sell (put) a certain number of shares of a specific security at a specified price (exercise price) for a limited amount of time. A call option is covered if the Fund owns the shares it would have to deliver if the holder of the call option exercised the option. A put option is covered if, for example, the Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

economy, such as the fluctuation in interest or unemployment rates. These factors help to identify industries and sectors with the potential to outperform as a result of major economic developments. Bottom-up research involves detailed analysis of specific companies. Important factors include industry characteristics, profitability, growth dynamics, industry positioning, strength of management, valuation and expected return for the foreseeable future. Particular attention is paid to a company’s ability to pay or increase its current dividend.

The Adviser will sell securities for any one of three possible reasons:

• When another company is found by the Adviser to have a higher current dividend yield or better potential for capital appreciation and dividend growth.
•  If the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company’s strategy, execution or industry positioning itself deteriorates. The Adviser develops specific views on how industries are likely to evolve and how individual companies will participate in industry growth and change.
•  If the Adviser believes that a company’s management is not acting in a forthright manner.

PRINCIPAL RISKS: ELITE GROWTH & INCOME FUND

Market Risk:  The Fund is subject to the risk that the value of its investments and, therefore, your investment, will fluctuate as market prices fluctuate.  Because the Fund is actively managed, it is subject to the risk that the investment strategies, techniques and risk analyses employed by the investment manager may not produce the desired results.

Equity Securities Risk   Because the Fund may invest all or a majority of its assets in equity securities, including common stocks of U.S. companies, the Fund carries the potential for unpredictable drops in value and periods of lackluster

PRINCIPAL RISKS: CUTLER EQUITY FUND

Market Risk.  All investments made by the Fund have some risk. Among other things, the market value of any security in which the Fund may invest is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of the issuer’s worth.

Mid-Cap Company Risk.  The Fund may invest in mid-capitalization (“mid-cap”) companies. Mid-cap companies often involve higher risks than large cap companies because these companies may lack the financial resources, performance. Stock markets are volatile and stock prices can decline significantly in response to adverse company, political, regulatory, market, or economic developments. Stock markets tend to move in cycles, with periods of rising and falling prices. Many factors can change the value of equity securities, including the issuer’s historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Different parts of the market and different types of equity securities can react differently to these developments.  For example, large-cap stocks can react differently from smaller cap stocks, and “growth” stocks can react differently from “value” stocks.  The value of stocks that pay higher than average dividends may be subject to some degree of interest rate risk and can be more volatile than the broad stock market during periods when interest rates are changing.  In general, the smaller the company’s size, the more susceptible it is to rapid decreases in the value of its securities.  Smaller companies may be more unstable or inexperienced than larger companies and these investments may have limited product lines or financial resources and may involve greater investment risks.  Moreover, the value of securities of mid-cap (medium size), less well-known issuers may be more volatile than those of large-cap companies, and securities of smaller companies (“small-cap” or “micro-cap”) may be more volatile than those of mid-cap companies.

♦   Common and Preferred Stocks:  Common stockholders are subordinate to the issuer’s debt holders for any claims against the assets of the issuer or return of capital in a liquidation.  Common stock typically carries dividend and other rights or preferences that are inferior to the rights and preferences of preferred stock.

Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because product diversification and competitive strengths of larger companies. In addition, the frequency and volume of the trading of securities of mid-cap companies is substantially less than is typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations. Mid-cap companies also may not be widely followed by investors, which can lower the demand for their stock.

preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

♦  Sector Risk:  Based upon market conditions and trends perceived by the investment manager, the Fund’s investment portfolio may emphasize one or more market sectors at any given time. Individual market sectors may be subject to greater fluctuation than the market as a whole. Thus, there is a risk that the value of your shares may rise and fall faster than the shares of other mutual funds with similar investment objectives that do not emphasize one or more market sectors.

♦  Natural Resource/Precious Metals Risk:  The price of natural resource, precious metals and related securities is affected by factors such as supply and demand, real and perceived inflationary trends, unpredictable monetary policies, energy conservation, exploration projects and economic and political conditions around the world.   The price of natural resources and precious metals may fluctuate substantially over short periods of time, so there is a risk that the Fund’s share price may be subject to greater fluctuation than a fund that does not invest in such securities.

Convertible Securities Risk:  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  Convertible securities consequently often involve attributes of both debt and equity instruments, and investment in such securities require analysis of both credit and stock market risks.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  After conversion, convertible securities have characteristics and risks similar to general characteristics and risks of equity securities.  Convertible securities rank senior to common stock in a corporations’ capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument and in some instances may be subject to conversion into or an exchange for another security at the option of the issuer.  Although the Fund will only purchase convertible securities that the investment manager considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, the Fund may invest in such securities without regard to corporate bond ratings.

Options Risk: The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock and there are risks associated with the use of options, including the risk that the prices of the option instruments may not rise or fall at the same rate as the underlying assets (sometimes called “correlation risk”).  Successful use of options depends upon the investment manager’s ability to predict certain market movements, which cannot be assured.  The use of options may require the Fund to purchase or sell securities at prices that are not advantageous to the Fund, may cause the Fund to hold a security it might otherwise sell because the market for the option has become illiquid, and may limit the amount of appreciation that might otherwise have been realized on a security.  If the Fund purchases a put or call option that expires without value, the Fund will have incurred an expense in the amount of the cost of the option.  Although the Fund uses options to enhance and protect the value of Fund shares, there is a risk of greater loss than if options were not used.  By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index.  At the same time, the Fund would suffer a loss if the price of the index does not rise sufficiently to offset the cost of the option.

Hedging Risk: The techniques used by the investment manager to hedge the Fund’s portfolio are generally considered to be conservative strategies, but involve certain risks.  For example, a hedge might not actually correlate well to the price movements of the Fund’s stock investments and may have unexpected or undesired results, such as a loss or a reduction in gains.  When options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying such options are unchanged.

Frequent Trading Risk:  If the Fund engages in active and frequent trading to achieve its investment objective, it could result in higher brokerage commissions and higher taxable distributions to shareholders.

Fixed-Income Risk:  The Fund’s investments in debt obligations and other income-oriented securities carry certain risks to which you may be exposed:  interest rate risk, credit risk, call risk and liquidity risk. When interest rates rise, bond prices fall and when interest rates fall, bond prices rise.  Interest rate risk increases as average maturity increases.  Credit risk is associated with a borrower’s ability to pay interest and principal when due.  Lower-quality debt securities often involve greater risk of default or price changes due to changes in the credit quality of the issuer.  The value of lower-quality debt securities and other types of debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.  Call risk for corporate bonds is the possibility that borrowers will prepay their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at a lower interest rate. Liquidity risk is the risk that a bond may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a bond downgrade, a decline in price, or adverse conditions within the bond market).

Some U.S. Government obligations may not be backed by the “full faith and credit” of the U.S.

Government, meaning their interest and principal payments are not guaranteed by the U.S. Government.  They may be supported by the right of the issuer to borrow from the U.S. Government or only by the credit of the agency issuing the obligation.  If the Fund invests in a U.S. Government obligation that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support and the Fund’s performance could be adversely impacted.

Management Style Risk:  The risk of poor security selection could cause the Fund to lose money and underperform stock market indices or other funds with similar investment objectives.  The Fund’s style of investing may go out of favor with investors.

Investment Style Risk.  The Fund may be an appropriate investment if you are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style utilized for the Fund could fall out of favor with the market.  The Fund could underperform other investments, if the stock market undervalues the stocks in the Fund’s portfolio or the investment adviser’s judgment as to the value of the Fund’s stocks proves to be mistaken.

APPENDIX C

COMPARISON OF ORGANIZATIONAL DOCUMENTS

As a series of The Elite Group, a Massachusetts business trust, The Elite Growth & Income Fund is subject to the provisions of The Elite Group’s Declaration of Trust, as amended, and Bylaws. As a series of The Cuter Trust, a Delaware statutory trust, the Cutler Equity Fund is subject to the provisions of The Cutler Trust’s Declaration of Trust and Bylaws. For convenience, declarations of trust and bylaws shall be referred to below generally as “Charter Documents.” The provisions of The Elite Group’s and The Cutler Trust’s Charter Documents generally are similar, but differ in some respects.

Comparison of Massachusetts and Delaware State Laws.  The laws governing Massachusetts business trusts and Delaware statutory trusts have similar effects, but they differ in certain respects.  The Massachusetts business trust law (“MA Statute”) only pertains to procedural matters as opposed to substantive ones.  The substantive provisions for a Massachusetts business trust are contained as a contractual matter in its declaration of trust.  The Delaware statutory trust act (“DE Statute”) permit a trust’s governing instruments to contain provisions relating to shareholder rights and removal of trustees and provide trusts with the ability to amend or restate the trust’s governing instruments.  However, the MA Statute is silent on many of the salient features of a Massachusetts business trust, whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts.  The DE Statute provides that the shareholders and trustees of a Delaware trust are not liable for obligations of the trust.  Under the MA Statute, shareholders and trustees are potentially liable for trust obligations.  The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a fund’s governing instruments.  For example, trustees may have the power to amend the Delaware trust instrument, merge or consolidate a fund with another entity and change the Delaware trust’s domicile, in each case without a shareholder vote.  The Cutler Trust Declaration of Trust specifically provides the trustees with the authority to take these actions permitted in the DE Statute.

Comparison of Elite Group and Cutler Trust Charter Documents.  The following are summaries of a number of the significant differences between The Elite Group’s Charter Documents, on the one hand, and The Cutler Trust’s Charter Documents, on the other.  For additional information regarding all of the differences, shareholders should refer directly to the Charter Documents for The Elite Group and The Cutler Trust, copies of which may be obtained by contacting the applicable Fund at its address or toll-free telephone number listed on the cover of this Prospectus/Proxy Statement.

·
Term of Trustees; Removal of Trustees.  Both The Elite Group Declaration of Trust and The Cutler Trust Declaration of Trust generally provide that the Trustees shall serve for a term of unlimited duration, subject to their resignation and removal.  Both Declarations of Trust state that any Trustee may be removed at any time by the action of two-thirds of the remaining Trustees.  The Cutler Trust Declaration of Trust permits shareholders to vote for the removal of Trustees, by vote of shareholders owning at least two-thirds of the outstanding shares of The Cutler Trust.

·
Shareholder Meetings and Voting Rights.  Neither Declaration of Trust requires the Trust to hold an annual shareholders’ meeting, rather both provide that the Board of Trustees will determine whether and when shareholder meetings will be held.  Both Declarations of Trust state that shareholders have the power to vote only on the matters specified in such Declaration of Trust and generally give shareholders the power to vote (i) for the election of Trustees, (ii) with respect to any investment advisory contract, and (iii) with respect to such additional matters required by law, the Declaration of Trust or bylaws or any registration of the Trust with the SEC or any state, or as the Trustees may consider desirable.  The Cutler Trust Declaration of Trust specifically grants shareholders the power to vote for the removal of a Trustee, whereas the Elite Group Declaration of Trust does not contain a similar provision.

The Elite Group Bylaws provide that special meetings of shareholders may be called by the Secretary upon the written request of shareholders entitled to not less than 25% of all votes entitled to be cast at the meeting, while The Cutler Trust Declaration of Trust provides that special meetings of shareholders shall be called upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.  The Charter Documents provide for different quorum requirements. The Cuter Trust Declaration states that one-third of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholders meeting, except in instances where shareholders shall vote as a series, one-third of the aggregate number of shares of that series shall be necessary to constitute a quorum for that series.  The Elite Group Bylaws state that the presence in person or by proxy of shareholders entitled to cast a majority of votes shall constitute a quorum, except when otherwise required under statute or by the Declaration of Trust.

·
Shareholder Liability.  Under the DE Statute, except to the extent otherwise provided in the governing document of a Delaware trust, shareholders of a Delaware trust are entitled to the same limitation of personal liability extended to shareholder of a private corporation organized for profit under the General Corporate Law of Delaware.  The MA Statute does not include an express provision relating to the limitation of liability of shareholders of a Massachusetts trust.  Although both Declarations of Trust disclaim personal liability for shareholders, shareholders of the Elite Group could potentially be held personally liable for the obligations of the Trust, notwithstanding the existence of an express provision in the Elite Declaration of Trust stating that the shareholder are not personally liable in connection with trust property or the acts, obligations or affairs of the Massachusetts trust.

·
Trustee Liability and Indemnification.  The DE Statute provides that a trustee or any other person managing a Delaware trust, when acting in such capacity, will not be personally liable to any person other than the Delaware trust or a shareholder of the Delaware trust for any act, omission or obligation of the Delaware trust. The MA Statute does not include an express provision limiting the liability of the trustees of a Massachusetts business trust.  The Trustees of a Massachusetts business trust could potentially be held personally liable for the obligations of the trust.  However, neither Declaration of Trust protects trustees from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

·
Inspection Rights. The DE Statute provides that, subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholders interest as a shareholder, to obtain from the Delaware trust certain information regarding the governance and affairs of the Trust.  Thus, The Cutler Trust bylaws provide that the Trustees shall from time to time determine whether and to what extent, and at what times and places and under what conditions and regulations the accounts and books of the Trust shall be open to the inspection by shareholders.  It further states that no shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.  There is no provision in the MA Statute relating to shareholder inspection rights. The Elite Group’s Charter Documents do not contain any provisions granting shareholder the right of inspection.

·
Derivative Actions. Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring such action is not likely to succeed.  A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (i) was a shareholder at the time of the transaction complained about, or (ii) acquired the status of shareholder by operation of law or a trust’s governing instrument from a person who was a shareholder at the time of the transaction.  There is no provision under the MA Statute regarding derivative actions and the Elite Group Declaration of Trust specifically states that a shareholder shall not be entitled to participate in a derivative or class action on behalf of any other series or the shareholders of any other series of the Trust.

·
Amendments to Charter Documents. Both Declarations of Trust provide broad flexibility as to the manner of amending and/or restating their respective governing documents.  Each Declaration of Trust may be amended or supplemented by the Board of Trustees by an instrument in writing signed by a majority of trustees. The Cutler Trust Declaration of Trust explicitly prohibits any amendment that limits the rights to indemnification or insurance with respect to action or omission of Trustees and officers, while the Elite Group Declaration of Trust prohibits any amendment that would impair the exemption from personal liability of the shareholders, trustees, officers, employees and agents of the Trust or permit assessments upon shareholders. Further, the Elite Group Declaration of Trust explicitly prohibits any amendment that would change any rights with respect to any shares of the Trust by reducing the amount payable to shareholders upon liquidation of the Trust or diminish or eliminate any shareholder voting rights, except with the vote or consent of the holders of two-thirds of the shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of class of shares.  Shareholders of The Cutler Trust have the right to vote on any amendment that would affect their right to vote with respect to matters related to the election or removal of Trustees, any investment advisory contract or additional matters relating to the Trust as may be required.

APPENDIX D

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Set forth below are the fundamental investment policies of each Fund.  For purposes of this discussion, a “fundamental” investment policy is one that may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund.

ELITE GROWTH & INCOME FUND	CUTLER EQUITY FUND
Diversification
The Fund will not invest more than 5% of the value of its total assets in the securities of any single issuer.

The Fund will not purchase more than 10% of the voting securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies.

With respect to 75% of its assets, the Fund will not purchase a security other than an obligation issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities (“U.S. Government Securities”) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of a single issuer.

Concentration
The Fund will not invest more than 25% of its total assets in any one industry or group of industries, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry) and will not be considered a group of industries for this purpose.

The Fund will not purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

Underwriting Activities
The Fund will not underwrite the sale of securities of other issuers, but the Fund may acquire non-controlling blocks of securities from other issuers for investment purposes and if, at a subsequent date, Fund management determines that it is desirable to sell such blocks either (1) publicly, pursuant to Rule 144, another exemption, or an effective registration statement under the Securities Act of 1933 or (2) privately, without registration, the Fund may do so and may incur expenses relating to the registration and/or disposition of such securities.

The Fund will not underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

Purchases and Sales of Real Estate
The Fund will not buy or sell real estate or real estate mortgage loans, but the Fund may purchase securities of companies engaged in the real estate business
The Fund will not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

Commodities and Options, Borrowing, Margin Purchases and Short Sales
The Fund will not buy or sell commodities or commodity contracts;

The Fund will not write or purchase options, except that the Fund may purchase options on stocks and stock indices and may write (sell) covered call options and covered put options provided that, the aggregate value of the securities underlying the calls sold or obligations underlying the puts sold (determined as of the date the options are sold) shall not exceed 25% of the Fund's net assets, the Fund must limit its aggregate premiums paid on the purchase of options held at any one time to 20% of the Fund's net assets, and the aggregate margin deposits required on all such options held at any one time may not exceed 5% of the Fund's total assets;

The Fund will not borrow money, except (i) for temporary or emergency purposes and, if so done, not in excess of 5% of the value of the total assets of the Fund (taken at the lower of then market value or cost), or for leverage purposes only if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding;

The Fund will not purchase securities on margin, except that the Fund may borrow from banks if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding (notwithstanding this restriction, the Funds may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities); and

The Fund will not engage in short sales.

The Fund will not purchase or sell physical commodities or contracts relating to physical commodities; borrow money; purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

Senior Securities
The Fund will not issue senior securities.
The Fund will not issue senior securities except as appropriate to evidence indebtedness that the Fund may be permitted to incur, and provided that the Fund may issue shares of additional series or classes that the Board may establish

Repurchase Agreements; Making Loans
The Fund will not make loans, except that the Fund: (i) may purchase publicly distributed bonds and debt securities, which shall not be considered the making of a loan (but restricted debt securities are considered the making of a loan); (ii) may engage in repurchase agreement transactions as described herein; and (iii) reserves the right to lend its portfolio securities for the purpose of generating additional income.
The Fund will not enter into repurchase agreements, lend securities or otherwise make loans; except through the purchase of debt securities that may be purchased by the Fund.

In addition to the fundamental investment policies discussed above, the Elite Growth & Income Fund is subject to the following fundamental investment policies to which the Cutler Equity Fund is not subject.  The Elite Growth & Income Fund may not:

1.	Invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than 3 years (including predecessors);

2.	Invest more than 10% of its net assets in restricted and other illiquid securities;

3.	Purchase securities for the purpose of exercising control or management over the company issuing the securities;

4.
Invest in securities of other investment companies except: (i) open market purchases involving only customary brokers’ commissions; (ii) as part of a merger, consolidation, or acquisition of assets; and (iii) money market mutual fund securities (those whose policies restrict investments to debt securities maturing in one year or less), provided that (a) the securities of such company are offered and redeemed without the imposition of sales commissions, and (b) that no such investment will be made if, after making the investment, more than 5% of the Fund's net assets (taken at cost at the time of purchase) would be invested in the securities of such mutual funds;

5.
Purchase or retain the securities of any company if the officers or trustees of the Trust or the officers or directors of the investment manager, who own individually more than 1/2 of 1% of such securities of such company, together, own as much as 5% of the securities of such company;

6.
Participate, on a joint or a joint and several basis, in any securities trading account (but the "bunching" of   orders for sale or purchase of portfolio securities among the Funds or with other accounts under the management of the investment manager to save brokerage costs or to average prices among them is not deemed to result in a securities trading account);

7.
Purchase warrants if, as a result, a Fund would own warrants in excess of 5% of its net assets, including, within that limitation, 2% of its net assets in warrants not listed on the New York or American Stock Exchanges (for the purpose of this limitation, warrants acquired in units or attached to securities may be deemed to be without value);

8.	Engage in arbitrage transactions.

COMPARISON OF NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to the fundamental investment policies set forth above, the Cutler Equity Fund is subject to the following non-fundamental investment policies to which the Elite Growth & Income Fund is not subject.  These policies may be changed by the Board of Trustees without shareholder approval.  The first and second non-fundamental investment policies described below are similar to fundamental investment policies adopted by the Elite Growth & Income Fund (policies 1 and 2 described above).

1.
Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest) if, as a result, more than 5% of the value of the Fund’s total assets would be so invested.

2.	Acquire securities that are not readily marketable (“illiquid”) or are subject to restrictions on the sale of such securities to the public without registration under the 1933 Act.

3.
Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Fund may invest in securities issued by companies engaged in such activities.

4.	Under normal conditions, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of common stocks.

Save a Tree – Not This Time

Dear Shareholders,

I must apologize for the volume of documents. I don’t know how many trees were sacrificed in meeting regulatory requirements, but the good news is that all the paper is recyclable.

Enclosed with this letter is the proxy/proxies (the colored paper), Form N-14 (a description of the merger), and a prospectus for the Cutler Equity Fund.

ADDENDUM TO

NOTICE OF MEETING OF SHAREHOLDERS

The Elite Group

Elite Growth & Income Fund and Elite Income Fund

The Special Meeting of Shareholders will be held on September 27, 2012.

Please disregard the September 20, 2012 date set forth in the enclosed Notice and Prospectus/Proxy Statement, and note the new date for the meeting, which will be held at the same time and location.

By Order of the Board of Trustees,

Dick McCormick

President, the Elite Group

August 28, 2012

Your vote is important. Please fill in, date, sign and return the enclosed proxy card promptly in the enclosed postage-paid envelope whether or not you plan to be present at the meeting.  You can also vote by telephone by calling 1-800-423-1068. you may still vote in person if you attend the meeting.

The number of accounts you have and investments you hold will determine how many proxies you need to vote. As an example, if you have two accounts and each account holds both the Elite stock and bond funds you will have 4 proxies.  It is important that you vote all proxies and return it in the enclosed envelope as quickly as possible.

PROXY FOR
THE ELITE GROUP
THE ELITE GROWTH & INCOME FUND
Proxy for a Special Meeting of Shareholders – September 20, 2012

The undersigned hereby appoint(s) Richard S. McCormick and John W. Meisenbach, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote, all shares of beneficial interest of the above referenced fund (the “Fund”), a series of The Elite Group, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at 8:00 a.m., Pacific time, on September 20, 2012 at The Elite Group’s offices, 1325 Fourth Ave., Suite 1744, Seattle, Washington 98101, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  This proxy will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

NOTE: This proxy must be signed exactly as your name(s) appears hereon.  If you are signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.  Joint owners must each sign.  By signing this proxy, you acknowledge that you have received the proxy statement that the proxy accompanies.

Shareholder sign here                                              Date

Joint owner sign here                                              Date

Please see the instructions below if you wish to vote by PHONE (live proxy representative) or by MAIL.  Please use whichever method is most convenient for you.  If you choose to vote by phone, you should not mail your proxy.
Please vote today!

PHONE: To cast your vote by phone with a proxy voting representative, please call toll-free 1-800-423-1068. Representatives are available to take your voting instructions Monday through Friday 8 a.m. to 4 p.m. Pacific Time.
Control Number ___________________ Number of Shares _________________
MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	THE PROXY STATEMENT FOR THIS MEETING IS ALSO AVAILABLE ONLINE AT: www.elitefunds.com

THE ELITE GROWTH & INCOME FUND

QUESTIONS ABOUT THIS PROXY?  Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-423-1068. Representatives are available Monday through Friday 8 a.m. to 4 p.m. Pacific Time.  If we have not received your proxy vote as the date of the Special Meeting approaches, representatives from The Elite Group may call you to remind you to exercise your vote.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■
		FOR	AGAINST	ABSTAIN
1.
Approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of the Elite Growth & Income Fund to the Cutler Equity Fund (“Cutler Equity Fund”) in exchange for shares of the Cutler Equity Fund and the assumption by Cutler Equity Fund of the known liabilities of the Elite Growth & Income Fund, and the distribution of such shares to shareholders in complete liquidation of the Elite Growth & Income Fund, all as described in the attached Prospectus/Proxy Statement.

		□	□	□
2.	To transact any other business that may properly come before the Meeting or any postponement or adjournment thereof.	□	□	□

Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund.  Remember to sign and date above before mailing in your vote.  This proxy is valid only when signed and dated.  Thank you for voting.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Statement of Additional Information
August 29, 2012

Fund Information: The Cutler Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (888) CUTLER4 http://www.cutler.com Investment Adviser:	Cutler Equity Fund
Cutler Investment Counsel, LLC
525 Bigham Knoll
Jacksonville, Oregon  97530
(541) 770-9000
(800) 228-8537

Account Information
and Shareholder Services:

The Cutler Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Toll free (888) CUTLER4

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Elite Growth & Income Fund (the “Acquired Fund”), a series of The Elite Group, with and into the Cutler Equity Fund (the “Acquiring Fund”), a series of The Cutler Trust (the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated August 29, 2012 (the Prospectus/Proxy Statement”) of the Acquiring Fund which relates to the Reorganization.  As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the known liabilities of the Acquired Fund.  The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement.  The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by contacting Ultimus Fund Solutions, LLC at the address or telephone number listed above.

1

TABLE OF CONTENTS

Page
Additional Information About the Acquiring Fund	2
Financial Statements	2
A. Incorporation by Reference	2
B. Unaudited Pro Forma Combined Financial Statements	3

I.	Additional Information about the Acquiring Fund

This SAI is accompanied by the information concerning the Acquiring Fund in the Statement of Additional Information for the Fund dated November 1, 2011, which was filed electronically with the SEC and is incorporated by reference herein.

II.	Financial Statements

A.	Incorporation by Reference

This SAI is accompanied by each of the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

1.
Audited financial statements, including any notes thereto, and the Independent Registered Public Accounting Firm’s report thereon, relating to the Acquiring Fund, which are included in the Trust’s Annual Report for the year ended June 30, 2012, as filed with the SEC on August 24, 2012 on Form N-CSR.

2.
Audited financial statements, including any notes thereto, and the Independent Registered Public Accounting Firm’s report thereon, relating to the Acquired Fund, which are included in the Fund’s Annual Report for the year ended September 30, 2011, as filed with the SEC on December 6, 2011 on Form N-CSR.

3.
Unaudited financial statements, including any notes thereto, relating to the Acquired Fund, which are included in the Fund’s Semiannual Report for the six-month period ended March 31, 2012, as filed with the SEC on May 29, 2012 on Form N-CSR.

B.	Unaudited Pro Forma Combined Financial Statements

Unaudited pro forma combined financial statements for the Acquiring Fund relating to the Reorganization, dated June 30, 2012, assuming the Reorganization had been consummated on July 1, 2011, including notes to such pro forma financial statements, are set forth below.  The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Acquiring Fund contained within the Annual Report and Semiannual Report referred to in the preceding section.

2

Cutler Equity Fund / The Elite Growth & Income Fund
Pro Forma Combined Schedule of Investments
June 30, 2012 (Unaudited)

Cutler Equity Fund	The Elite Growth & Income Fund	Pro Forma Combined		Cutler Equity Fund	The Elite Growth & Income Fund	Cutler Equity Fund Pro Forma Combined
Number of Shares	Number of Shares	Number of Shares		Market Value	Market Value	Market Value
			COMMON STOCKS - 92.0%

			Consumer Discretionary - 11.3%
			Hotels, Restaurants & Leisure - 4.3%
-	40,000	40,000	Las Vegas Sands Corp.	$-	$1,739,600	$1,739,600
17,300	6,000	23,300	McDonald's Corp.	1,531,569	531,180	2,062,749
				1,531,569	2,270,780	3,802,349
			Household Durables - 1.3%
-	20,000	20,000	Tupperware Brands Corp.	-	1,095,200	1,095,200

			Media - 1.9%
34,770	-	34,770	Walt Disney Co. (The)	1,686,345	-	1,686,345

			Multiline Retail - 1.8%
31,950	-	31,950	Nordstrom, Inc.	1,587,596	-	1,587,596

			Specialty Retail - 2.0%
32,980	-	32,980	Home Depot, Inc. (The)	1,747,610	-	1,747,610

			Consumer Staples - 6.5%
			Beverages - 1.4%
17,640	-	17,640	PepsiCo, Inc.	1,246,442	-	1,246,442

			Food & Staples Retailing - 1.1%
32,650	-	32,650	Sysco Corp.	973,297	-	973,297

			Food Products - 1.2%
35,875	-	35,875	Archer-Daniels-Midland Co.	1,059,030	-	1,059,030

			Household Products - 2.8%
16,140	-	16,140	Kimberly-Clark Corp.	1,352,048	-	1,352,048
17,575	-	17,575	Procter & Gamble Co. (The)	1,076,469	-	1,076,469
				2,428,517	-	2,428,517
			Energy - 13.0%
			Energy Equipment & Services - 3.5%
-	25,000	25,000	Diamond Offshore Drilling, Inc.	-	1,478,250	1,478,250
-	40,000	40,000	Halliburton Co.	-	1,135,600	1,135,600
-	10,000	10,000	Transocean Ltd.	-	447,300	447,300
				-	3,061,150	3,061,150
			Oil, Gas & Consumable Fuels - 9.5%
-	30,000	30,000	Anadarko Petroleum Corp.	-	1,986,000	1,986,000
-	40,000	40,000	BP Plc	-	1,621,600	1,621,600
16,575	-	16,575	Chevron Corp.	1,748,662	-	1,748,662
24,190	-	24,190	ConocoPhillips	1,351,737	-	1,351,737
16,155	-	16,155	Exxon Mobil Corp.	1,382,383	-	1,382,383
9,575	-	9,575	Phillips 66 *	318,273	-	318,273
				4,801,055	3,607,600	8,408,655
			Financials - 11.6%
			Capital Markets - 1.2%
82,365	-	82,365	Charles Schwab Corp. (The)	1,064,979	-	1,064,979

			Commercial Banks - 1.5%
15,500	-	15,500	M&T Bank Corp.	1,279,835	-	1,279,835

			Consumer Finance - 2.2%
33,265	-	33,265	American Express Co.	1,936,356	-	1,936,356

			Diversified Financial Services - 1.6%
-	40,000	40,000	JPMorgan Chase & Co.	-	1,429,200	1,429,200

			Insurance - 5.1%
22,290	-	22,290	Chubb Corp. (The)	1,623,158	-	1,623,158
-	100,000	100,000	Hartford Financial Services Group, Inc. (The)	-	1,763,000	1,763,000
-	50,000	50,000	Lincoln National Corp.	-	1,093,500	1,093,500
				1,623,158	2,856,500	4,479,658
			Health Care - 14.5%
			Biotechnology - 4.8%
-	806,049	806,049	Agenus, Inc. *	-	4,223,697	4,223,697

Cutler Equity Fund / The Elite Growth & Income Fund
Pro Forma Combined Schedule of Investments (Continued)
June 30, 2012 (Unaudited)

Cutler Equity Fund	The Elite Growth & Income Fund	Pro Forma Combined		Cutler Equity Fund	The Elite Growth & Income Fund	Cutler Equity Fund Pro Forma Combined
Number of Shares	Number of Shares	Number of Shares		Market Value	Market Value	Market Value
			COMMON STOCKS - 92.0% (Continued)

			Health Care - 14.5% (Continued)
			Health Care Equipment & Supplies - 1.2%
14,740	-	14,740	Becton, Dickinson and Co.	$1,101,815	$-	$1,101,815

			Pharmaceuticals - 8.5%
-	20,000	20,000	Abbott Laboratories	-	1,289,400	1,289,400
44,490	-	44,490	Bristol-Myers Squibb Co.	1,599,415	-	1,599,415
21,050	-	21,050	Johnson & Johnson	1,422,138	-	1,422,138
35,330	40,000	75,330	Merck & Co., Inc.	1,475,028	1,670,000	3,145,028
				4,496,581	2,959,400	7,455,981
			Industrials - 7.7%
			Aerospace & Defense - 3.5%
20,920	-	20,920	Honeywell International, Inc.	1,168,173	-	1,168,173
18,650	7,000	25,650	United Technologies Corp.	1,408,634	528,710	1,937,344
				2,576,807	528,710	3,105,517
			Electrical Equipment - 1.2%
22,850	-	22,850	Emerson Electric Co.	1,064,353	-	1,064,353

			Machinery - 3.0%
-	16,000	16,000	Joy Global, Inc.	-	907,680	907,680
13,400	7,000	20,400	Caterpillar, Inc.	1,137,794	594,370	1,732,164
				1,137,794	1,502,050	2,639,844
			Information Technology - 11.6%
			Computers & Peripherals - 2.3%
-	3,500	3,500	Apple, Inc. *	-	2,044,000	2,044,000

			Internet Software & Services - 0.5%
-	700	700	Google, Inc.	-	406,049	406,049

			IT Services - 2.5%
11,000	-	11,000	International Business Machines Corp.	2,151,380	-	2,151,380

			Semiconductors & Semiconductor Equipment - 3.3%
61,600	-	61,600	Intel Corp.	1,641,640	-	1,641,640
45,130	-	45,130	Texas Instruments, Inc.	1,294,780	-	1,294,780
				2,936,420	-	2,936,420
			Software - 3.0%
47,145	40,000	87,145	Microsoft Corp.	1,442,166	1,223,600	2,665,766

			Materials - 10.9%
			Chemicals - 3.2%
31,720	-	31,720	E.I. du Pont de Nemours and Co.	1,604,080	-	1,604,080
14,880	-	14,880	Monsanto Co.	1,231,766	-	1,231,766
				2,835,846	-	2,835,846
			Metals & Mining - 7.7%
-	40,000	40,000	Freeport-McMoRan Copper & Gold, Inc.	-	1,362,800	1,362,800
-	200,000	200,000	Kinross Gold Corp.	-	1,630,000	1,630,000
-	30,000	30,000	Newmont Mining Corp.	-	1,455,300	1,455,300
22,235	-	22,235	Nucor Corp.	842,707	-	842,707
-	60,000	60,000	Seabridge Gold, Inc. *	-	869,400	869,400
-	15,000	15,000	Walter Energy, Inc.	-	662,400	662,400
				842,707	5,979,900	6,822,607
			Telecommunication Services - 3.4%
			Diversified Telecommunication Services - 3.4%
41,205	-	41,205	AT&T, Inc.	1,469,370	-	1,469,370
35,205	-	35,205	Verizon Communications, Inc.	1,564,510	-	1,564,510
				3,033,880	-	3,033,880
			Utilities - 1.5%
			Gas Utilities - 1.5%
28,130	-	28,130	National Fuel Gas Co.	1,321,547	-	1,321,547

			Total Common Stocks (Cost $67,928,851)	$47,907,085	$33,187,836	$81,094,921

Cutler Equity Fund / The Elite Growth & Income Fund
Pro Forma Combined Schedule of Investments (Continued)
June 30, 2012 (Unaudited)

Cutler Equity Fund	The Elite Growth & Income Fund	Pro Forma Combined		Cutler Equity Fund	The Elite Growth & Income Fund	Cutler Equity Fund Pro Forma Combined
Number of Shares	Number of Shares	Number of Shares		Market Value	Market Value	Market Value
			EXCHANGE-TRADED FUNDS - 5.0%

-	40,000	40,000	iShares Silver Trust *	$-	$1,066,000	$1,066,000
-	40,000	40,000	Market Vectors Gold Miners ETF	-	1,790,800	1,790,800
-	80,000	80,000	Market Vectors Junior Gold Miners ETF	-	1,533,600	1,533,600
			Total Exchange-Traded Funds (Cost $5,641,393)	$-	$4,390,400	$4,390,400

			MONEY MARKET FUNDS - 3.3%

-	1,153,631	1,153,631	BNY Mellon Cash Reserve	$-	$1,153,631	$1,153,631
1,727,344	-	1,727,344	Fidelity Institutional Money Market Portfolio - Select Class	1,727,344	-	1,727,344
			Total Money Market Funds (Cost $2,880,975)	$1,727,344	$1,153,631	$2,880,975

			Total Investments at Value - 100.3% (Cost $76,451,219)	$49,634,429	$38,731,867	$88,366,296

			Liabilities in Excess of Other Assets - (0.3)%	(218,673)	(54,456)	(273,129)

			Net Assets - 100.0%	$49,415,756	$38,677,411	$88,093,167

*	Non-income producing security.
See accompanying notes to financial statements.

Cutler Equity Fund / The Elite Growth & Income Fund
Pro Forma Combined Schedule of Open Option Contracts
June 30, 2012 (Unaudited)

Cutler Equity Fund	The Elite Growth & Income Fund	Pro Forma Combined		Cutler Equity Fund	The Elite Growth & Income Fund	Pro Forma Combined
Number of Contracts	Number of Contracts	Number of Contracts		Market Value	Market Value	Market Value
COVERED CALL OPTIONS

-	300	300	Las Vegas Sands Corp., 09/22/2012 at $57.5
			(Premiums received $136,197)	$-	$4,800	$4,800

See accompanying notes to financial statements.

Cutler Equity Fund / The Elite Growth & Income Fund
Pro Forma Combined Statement of Assets and Liabilities
June 30, 2012 (Unaudited)

	Cutler Equity Fund	The Elite Growth & Income Fund	Adjustments	Pro Forma Combined
ASSETS
Investments in securities:
At acquisition cost	$37,423,220	$39,027,999	$-	$76,451,219
At value (Note 3)	$49,634,429	$38,731,867	$-	$88,366,296
Interest and dividends receivable	62,188	32,592	-	94,780
Interest receivable from securities lending	-	1,183	-	1,183
Receivable for investment securities sold	4,663	-	-	4,663
Other assets	6,027	3,692	-	9,719
TOTAL ASSETS	49,707,307	38,769,334	-	88,476,641

LIABILITIES
Dividends payable	492	-	-	492
Bank overdraft	-	56,550		56,550
Written options, at value (premiums received $136,197)	-	4,800		4,800
Payable for investment securities purchased	201,094	-	-	201,094
Payable for capital shares redeemed	33,730	-	-	33,730
Payable to Advisor	29,233	30,573	-	59,806
Payable to Administrator	6,000	-	-	6,000
Other accrued expenses	21,002	-	-	21,002
TOTAL LIABILITIES	291,551	91,923	-	383,474

NET ASSETS	$49,415,756	$38,677,411	$-	$88,093,167

Net assets consist of:
Paid-in capital	$41,301,444	$44,106,406	$-	$85,407,850
Undistributed net investment income	1,970	59,896	-	61,866
Accumulated net realized gains (losses) from security transactions	(4,098,867)	(5,324,156)	-	(9,423,023)
Net unrealized appreciation(depreciation) on investments	12,211,209	(164,735)	-	12,046,474
NET ASSETS	$49,415,756	$38,677,411	$-	$88,093,167

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	3,889,693	2,637,976	407,489	6,935,158
Net asset value, offering price and redemption price per share	$12.70	$14.66		$12.70

See accompanying notes to financial statements.

Cutler Equity Fund / The Elite Growth & Income Fund
Pro Forma Combined Statement of Operations
For the Year Ended June 30, 2012 (Unaudited)

	Cutler Equity Fund	The Elite Growth & Income Fund	Adjustments		Pro Forma Combined

INVESTMENT INCOME
Dividend income	$1,303,782	$847,667	$-		$2,151,449
Foreign tax	-	(7,847)	-		(7,847)
Securities lending	-	34,905	-		34,905
	1,303,782	874,725	-		2,178,507

EXPENSES
Investment advisory fees	345,262	407,558	(102,082)	(a)	650,738
Administration fees	72,411	-	57,816	(a)	130,227
Professional fees	42,031	35,354	(18,600)	(b)	58,785
Trustees' fees and expenses	31,209	15,900	(15,900)	(b)	31,209
Custody and bank service fees	16,916	13,015	-		29,931
Insurance expense	17,680	8,853	-		26,533
Shareholder servicing fees	20,906	-	-		20,906
Registration and filing fees	19,289	1,585	-		20,874
Printing of shareholder reports	5,307	4,984	-		10,291
Postage and supplies	6,508	-	-		6,508
Fund accounting fees	-	76,768	(76,768)	(a)	-
Transfer agent fees	-	44,869	(44,869)	(a)	-
Compliance service fees	-	29,814	(29,814)		-
Other expenses	6,021	5,259	-		11,280
TOTAL EXPENSES	583,540	643,959	(230,217)		997,282

NET INVESTMENT INCOME	720,242	230,766	230,217		1,181,225

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
Net realized gains from security transactions	1,887,458	1,803,810	-		3,691,268
Net change in unrealized appreciation/depreciation on investments	283,247	(4,113,073)	-		(3,829,826)

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS	2,170,705	(2,309,263)	-		(138,558)

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS	$2,890,947	$(2,078,497)	$230,217		$1,042,667

(a)	Based on contract in effect for the surviving fund.
(b)	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

See accompanying notes to financial statements.

Notes to Combining Pro Forma Financial Statements of Cutler Equity Fund and The Elite Growth & Income Fund
June 30, 2012 (Unaudited)

1.	Description of the Fund

Cutler Equity Fund (the “Cutler Fund”) is a diversified series of The Cutler Trust (the “Trust”).  The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940 (the “Act”).

The investment objective of the Cutler Fund is current income and long-term capital appreciation.

2.	Basis of Combination

The Elite Growth & Income Fund (the “Elite Fund”) is a series of The Elite Group of Mutual Funds, an open-end management investment company organized as a Massachusetts business trust and registered under the Act.  The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Elite Fund by the Cutler Fund as if such acquisition had taken place as of July 1, 2011.  These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2012.

On the pro forma Statement of Operations, certain combined expenses have been adjusted to eliminate redundant charges and to reflect anticipated contractual changes.

Under the terms of the Agreement and Plan of Reorganization (the “Agreement”), the combination of the Cutler Fund and the Elite Fund will be accounted for by the method of accounting for tax-free mergers of investment companies.  The reorganization involves the transfer of substantially all of the assets and known liabilities of the Elite Fund to the Cutler Fund in exchange for shares of the Cutler Fund, and the pro-rata distribution of such shares of the Cutler Fund to the shareholders of the Elite Fund, as provided by the Agreement.  The Cutler Fund was determined to be the accounting survivor in the reorganization primarily because the portfolio composition of the combined fund is expected to be more like the Cutler Fund's current portfolio composition as a result of the application of the Cutler Fund's investment process after the reorganization.  Consequently, the Cutler Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the reorganization.  The investment objectives, policies and restrictions, the load structure, the expense ratio (including the contractual expense limitation) and the investment advisory fee of the combined fund will be those of the Cutler Fund.

Notes to Combining Pro Forma Financial Statements of Cutler Equity Fund and The Elite Growth & Income Fund (Continued)
June 30, 2012 (Unaudited)

Cutler Investment Counsel, LLC (the “Adviser”) is the investment advisor to the Cutler Fund.  The Adviser, and specifically the Cutler Fund’s portfolio managers, will continue to advise the surviving fund.  Following the acquisition, the Cutler Fund will be the accounting survivor.  In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities held in the Elite Fund will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.  As a condition of closing the reorganization, all of the portfolio securities held by the Elite Growth & Income Fund that are to be acquired by the Cutler Equity Fund will comply with the investment policies and restrictions of the Cutler Equity Fund.

The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Elite Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Cutler Fund and the Elite Fund included in their annual reports dated June 30, 2011 and September 30, 2011, respectively, and the financial statements of the Cutler Fund included in its annual report dated June 30, 2012, which should be issued no later than August 29, 2012.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Elite Fund by the Cutler Fund had taken place as of July 1, 2011.

3.	Portfolio Valuation

Portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Cutler Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Cutler Fund’s investment adviser believes another valuation is more appropriate.

The Cutler Fund values securities at fair value pursuant to procedures adopted by the Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Cutler Fund’s securities primarily trade but before the time as of which the Cutler Fund calculates its net asset value. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Notes to Combining Pro Forma Financial Statements of Cutler Equity Fund and The Elite Growth & Income Fund (Continued)
June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Cutler Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Cutler Fund’s investments as of June 30, 2012 by security type:

	Level 1	Level 2	Level 3	Total

Common Stocks	$81,094,921	$-	$-	$81,094,921
Exchange-Traded Funds	4,390,400	-	-	4,390,400
Money Market Funds	2,880,975	-	-	2,880,975
Covered Call Options	(4,800)	-	-	(4,800)
Total	$88,361,496	$-	$-	$88,361,496

See the Pro Forma Combined Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the year ended June 30, 2012, the Cutler Fund did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Cutler Fund during the year ended or as of June 30, 2012. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

4.	Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Cutler Fund that would have been issued at June 30, 2012, in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value of shares of the Elite Fund, as of June 30, 2012, divided by the net asset value per share of the Cutler Fund as of June 30, 2012.  The pro forma number of shares outstanding for the combined fund consists of the following at June 30, 2012:

Shares of		Total Outstanding
Cutler Fund	Additional Shares	Shares
Pre-Combination	Assumed Issued	Post-Combination
June 30, 2012	in Reorganization	June 30, 2012

3,889,693	3,045,465	6,935,158

Notes to Combining Pro Forma Financial Statements of Cutler Equity Fund and The Elite Growth & Income Fund (Continued)
June 30, 2012 (Unaudited)

5.	Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code.  After the acquisition, the Cutler Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provision available to certain investment companies, as defined in applicable sections of the Internal Revenue code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes.  The tax cost of investments will remain unchanged for the combined fund.

6.	Merger Costs

The Adviser and investment adviser to the Elite Fund will share any expenses incurred in connection with the reorganization.